UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant [X]	Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

THE 2023 ETF SERIES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

THE 2023 ETF SERIES TRUST

Pacific NoS Global EM Equity Active ETF (GEME)

234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204

[-], 2026

Dear Shareholder,

On behalf of the Board of Trustees of The 2023 ETF Series Trust (the “Trust”), I am writing to inform you of a special meeting of shareholders of the Pacific NoS Global EM Equity Active ETF (the “Fund”) that will be held on [-], 2026, at [xx:xx a.m.] Eastern Time at [-], located at [-] (together with any postponements or adjournments, the “Meeting”).

At the Meeting, you will be asked to approve:

(1)	a new investment advisory agreement between the Trust, on behalf of the Fund, and Pacific Capital Partners Limited (the “Adviser”), the Fund’s investment adviser (the “New Advisory Agreement”);

(2)	a new investment sub-advisory agreement between the Adviser and North of South Capital LLP (“NoS”) with respect to the Fund (the “New NoS Agreement”); and

(3)	a new investment sub-advisory agreement between the Adviser and Tidal Investments LLC (“Tidal”) with respect to the Fund (the “New Tidal Agreement,” and together with the New Advisory Agreement and New NoS Agreement, the “New Agreements”).

For legal reasons, the existing investment advisory and sub-advisory agreements with the Adviser, NoS, and Tidal (collectively, the “Existing Agreements”) are expected to terminate as a result of a change in control of the Adviser and NoS that is expected to occur during the second quarter of 2026. The terms of the New Agreements are identical to those of the Existing Agreements including the advisory and sub-advisory fees payable thereunder. If the change in control occurs and the Existing Agreements terminate before the New Agreements are approved by shareholders of the Fund, the Adviser, NoS, and Tidal will continue to provide the Fund with uninterrupted investment advisory and sub-advisory services pursuant to interim agreements, each of which was approved by the Board and will remain in effect until the earlier of 150 days from the date of the change in control or the approval of the New Agreements by shareholders of the Fund. If the New Agreements are not approved during the 150 day period, the Board will consider other options including a new request for shareholder approval of the New Agreements.

If you have received this mailing, you are a shareholder of record of the Fund as of [-], 2026. You are entitled to vote at the Meeting. The Trust’s Board recommends that you vote “FOR” the proposals. For additional information about the proposals, please see the accompanying proxy statement.

You can vote any one of these four ways:

●	By mail with the enclosed proxy card - be sure to sign, date and return it in the enclosed postage-paid envelope;
●	Through the website listed on the enclosed proxy voting instructions;
●	By telephone using the toll-free number listed in the proxy voting instructions; or
●	In person at the shareholder meeting on [-], 2026 at [xx:xx a.m.], Eastern Time.

Your vote is extremely important to us. We encourage you to vote through the website or by telephone, using the voting control number that appears on your enclosed proxy card because those methods are more efficient than voting by mail.

We appreciate your support and prompt response and look forward to continuing to serve the Fund.

Respectfully,

Eric Falkeis

President, The 2023 ETF Series Trust

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

THE 2023 ETF SERIES TRUST

234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204

Notice of Special Meeting of Shareholders

To Be Held on [-], 2026

A special meeting of shareholders (the “Meeting”) of the Pacific NoS Global EM Equity Active ETF (the “Fund”), a series of The 2023 ETF Series Trust (the “Trust”), will be held at [-], on [-], 2026 at [xx:xx a.m.] Eastern Time.

At the Meeting, shareholders of the Fund will be asked to vote on the following proposals:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Pacific Capital Partners Limited, investment adviser to the Fund (the “Adviser”).

2.	To approve a new investment sub-advisory agreement between the Adviser and North of South Capital LLP with respect to the Fund.

3.	To approve a new investment sub-advisory agreement between the Adviser and Tidal Investments LLC with respect to the Fund.

Shareholders also may be asked to transact such other business as may properly come before the Meeting. Shareholders of record of the Funds at the close of business on [-], 2026 are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

After careful consideration, the Board of Trustees of the Trust unanimously recommends that shareholders vote “FOR” the proposals.

We call your attention to the accompanying proxy statement. Your vote is very important to us regardless of the number of shares you hold. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Trust prior to the Meeting, or by voting in person at the Meeting.

By Order of the Board of Trustees,

Eric Falkeis

President, The 2023 ETF Series Trust

[-], 2026

THE 2023 ETF SERIES TRUST

Pacific NoS Global EM Equity Active ETF (GEME)

234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204

PROXY STATEMENT

Special Meeting of Shareholders

To be Held on [-], 2026

This Proxy Statement and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees of The 2023 ETF Series Trust (the “Trust”). The proxy is being solicited for use at a special meeting of shareholders of the Pacific NoS Global EM Equity Active ETF (the “Fund”), a series of the Trust, to be held at [-], on [-], 2026 at [xx:xx a.m.] Eastern Time and at any and all adjournments or postponements thereof (the “Meeting”). This Proxy Statement and the accompanying notice and proxy card are being mailed to shareholders on or about [-], 2026.

At the Meeting, shareholders of the Fund will be asked to vote on the following proposals:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Pacific Capital Partners Limited (the “Adviser”), investment adviser to the Fund (the “New Advisory Agreement”).

2.	To approve a new investment sub-advisory agreement between the Adviser and North of South Capital LLP (“NoS”) with respect to the Fund (the “New NoS Agreement”).

3.	To approve a new investment sub-advisory agreement between the Adviser and Tidal Investments LLC (“Tidal”) with respect to the Fund (the “New Tidal Agreement,” and together with the New Advisory Agreement and New NoS Agreement, the “New Agreements”).

Shareholders also may be asked to transact such other business as may properly come before the Meeting. Shareholders of record of the Fund at the close of business [-], 2026 (the “Record Date”) are entitled to vote at the Meeting.

Shareholders can find important information about the Fund in its shareholder reports. The Fund will furnish, without charge, a copy of its most recent annual report and the most recent semi-annual report succeeding such annual report, if any, to a shareholder upon request. You may obtain copies of these reports by writing to the Trust at c/o Citibank, N.A., 388 Greenwich Street, New York, New York 10013 or by calling 844-745-5220 or visiting the Fund’s website at https://www.pacificam.co.uk/geme-etf.

PROPOSAL 1

Approval of a New Investment Advisory Agreement for the Fund

Background. The Adviser is a private limited company established in England and Wales and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser. The ultimate holding company of the Adviser is Pacific Investments Limited. The Adviser is the investment adviser to the Fund and has served as such since the Fund’s inception.

During the second quarter of 2026, the Adviser’s parent company expects to enter into a transaction with another company whereby the company will acquire all of the interests in the Adviser’s parent and, therefore, the transaction will result in a change in control of the Adviser. It also will result in a change in control of NoS because of the Adviser’s parent’s ownership interest in NoS. In accordance with the requirements of the Investment Company Act of 1940 (the “1940 Act”) and the terms of all the Fund’s existing investment advisory and sub-advisory agreements (the “Existing Agreements”), the change in control will result in an assignment of the Existing Agreements and, therefore, the automatic termination of the Existing Agreements. Though Tidal is not involved in the transaction and will not experience a change in control, its sub-advisory agreement with the Adviser will automatically terminate in connection with the change in control of the Adviser.

At a meeting held on February 12, 2026, the Board, which is composed entirely of trustees who are not “interested persons” of the Trust as defined by the 1940 Act, unanimously approved the New Agreements, which are substantially identical to the Existing Agreements, subject to shareholder approval. To ensure the Adviser, NoS, and Tidal will continue to provide uninterrupted services to the Fund, the Board also approved interim investment advisory and sub-advisory agreements (the “Interim Agreements”) in reliance on Rule 15a-4(b)(2) under the 1940 Act, which are materially identical to the Existing Agreements and will remain in effect until the earlier of 150 days from the date of the change in control or the approval the New Agreements by the Fund’s shareholders.

The Board is requesting that shareholders of the Fund approve the New Agreements. The New Agreements are identical in all material respects to the Exiting Agreements, including the rate of compensation in each agreement. The effective date of the New Agreements will be the date shareholders approve the New Agreements. If the New Agreements are not approved within the 150 day period, the Board will consider other options including a new request for shareholder approval of the New Agreements.

In connection with the change in control transaction, the Adviser intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor allowing an investment adviser or its affiliate to profit from a sale of its business that results in the assignment and automatic termination of a fund’s advisory agreement without violating the adviser’s fiduciary duty, subject to two conditions – (i) no unfair burden may be imposed on the fund as a result of the transaction, or any express or implied terms, conditions, or understandings applicable thereto and (ii) during the three year period immediately following the transaction, at least 75% of the fund’s board of trustees must not be “interested persons” of the fund’s current or former investment adviser.

Description of the Investment Advisory Agreement. The existing investment advisory agreement (the “Existing Advisory Agreement”) was approved by the sole initial shareholder of the Fund on January 7, 2025 and was effective on January 23, 2025. The terms of the Existing Advisory Agreement and the New Advisory Agreement are substantially identical including the advisory fee payable to the Adviser. The following description of the material terms of the New Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit A – Form of Investment Advisory Agreement.

Advisory Services. Under the New Advisory Agreement, like the Existing Advisory Agreement, the Adviser provides investment advisory services to the Fund and is responsible for ensuring the Fund has a continuous investment program and overseeing NoS and Tidal including regular review of NoS’s and Tidal’s performance.

Advisory Fee. Under the terms of the Existing Advisory Agreement and New Advisory Agreement, the Adviser is entitled to a fee calculated daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

Duration and Termination. The New Advisory Agreement will become effective upon approval by the shareholders of the Fund. After the initial two-year term, the continuance of the New Advisory Agreement must be approved annually by: (i) the Board of Trustees or shareholders of the Fund; and (ii) a majority of the Trustees who are not parties to the agreement or “interested persons” or of any party thereto, in accordance with the 1940 Act. The New Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board of Trustees, by a majority of the outstanding voting securities of the Fund, or by the Adviser on not more than sixty (60) days’ nor less than thirty (30) days’ written notice to the Trust. As used in the New Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Payment of Expenses. Like the Existing Advisory Agreement, the New Advisory Agreement provides that the Adviser shall bear its own costs of providing advisory services to the Fund. The Adviser agrees to pay all expenses incurred by the Fund except for the fee paid to the Adviser pursuant to the New Advisory Agreement and any value-added-tax or other sales tax calculated on such fee; interest charges on any borrowings, taxes, brokerage commissions, and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; fees and expense related to the provision of securities lending services; acquired fund fees and expenses; accrued deferred tax liability; legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; extraordinary expenses (as determined by the Board); and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Additional Information About the Adviser. The principal address of the Adviser and its executive officer and directors is 74 Wigmore Street, London, W1U 2SQ, United Kingdom. The Adviser has been registered with the SEC since June 18, 2021. The Adviser currently is wholly owned by Pacific Asset Management LLP, which has a controlling interest held by PAM Asset Management Holdings Limited, which is wholly owned by Pacific Investments Management Limited, which is wholly owned by Pacific Investments Limited. After the transaction, the Adviser’s parent, Pacific Asset Management LLP, will be ultimately wholly owned by Pinnacle Investment Management Group Limited.

The following table lists the executive officers and directors of the Adviser:

Name	Principal Occupation
Amrusta Blignaut	Chief Compliance Officer
Henry Beckwith	Director
Matthew Lamb	Chief Executive Officer
James Davidson	Chief Operating Officer
Timothy Eyles	Director
Michael Jones	Chief Financial Officer

No Trustee or officer of the Trust currently holds any position with the Adviser or any other person controlling, controlled by or under common control with the Adviser.

Pursuant to the Existing Advisory Agreement, for the fiscal period January 23, 2025 (commencement of operations) through December 31, 2025, the Fund paid the Adviser $325,768 in advisory fees.

Below is a list of other funds managed by the Adviser that have a similar investment objective as the Fund, the size of each such fund, and the annual rate of the Adviser’s compensation with respect to each such fund expressed as a percentage of the fund's daily net assets.

Fund	Fee Rate*	Assets as of January 31, 2026
Pacific NoS Global EM Equity Fund LLC	0.75%	$632 million
Pacific North of South Global EM Equity UCITS Fund	0.75%	$658 million

*	For each fund, the fee is allocated between the Adviser and NoS such that each effectively receives 0.375%.

Required Vote. Approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund when a quorum is present. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding shares. If Proposal 1 is approved by the Fund’s shareholders, the New Advisory Agreement is expected to become effective on the date of the Meeting.

If Proposal 1 is not approved by the Fund’s shareholders, the Adviser will continue to provide services to the Fund and the Board will consider alternatives for the Fund, including seeking subsequent approval of a new investment advisory agreement by shareholders.

Evaluation by the Board of Trustees. At the meeting of the Board on February 12, 2026, the Board considered the approval of the New Advisory Agreement. The Board discussed the terms of the New Advisory Agreement, noting that they are substantially identical to the terms of the Existing Advisory Agreement including the compensation payable to the Adviser. The Board also noted that the Adviser had agreed to provide uninterrupted services to the Fund.

In considering whether to approve the New Advisory Agreement on behalf of the Fund and its shareholders, the Board noted that it considered the approval of the Existing Advisory Agreement at its August 2024 meeting, at which time it engaged in an in-depth review of the Adviser relating to various factors, and that it has engaged in an ongoing review of the Adviser and the Fund at each of its quarterly meetings since the Fund commenced operation. The Board further noted that for the February 2026 meeting, it primarily had been provided information regarding the change in control transaction and its effects on the Adviser, NoS, and the Fund, and that the Adviser had been asked to update any information previously provided to the Board that had materially changed. Therefore, based on the information it received for its August 2024 and February 2026 meetings, as well as for its regular quarterly meetings since the Fund commenced operation, the Board took into consideration (i) the nature, extent, and quality of the services provided by the Adviser to the Fund; (ii) the Fund’s performance; (iii) the Adviser’s costs of and profits anticipated from providing services to the Fund; (iv) fees charged to comparable funds; (v) the extent to which economies of scale may be shared as the Fund grows; and (vi) other factors the Board deemed to be relevant.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services provided to the Fund, the Board considered the Adviser’s specific responsibilities, which include ensuring the Fund has a continuous investment program, overseeing the Fund’s sub-advisers, including regular review of each sub-adviser’s performance, overseeing general portfolio compliance with relevant law, monitoring compliance with various policies and procedures and applicable securities regulations, periodic reporting to the Board, and implementing Board directives as they relate to the Fund.

The Board considered the background, sophistication and experience of the Adviser’s senior management. The Board also considered the Adviser’s administrative and compliance infrastructures, its overall investment management business, and its financial resources. The Board also considered its experience with the Adviser since the Fund commenced operation and information specific to the change in control transaction and its effects on the Adviser and the Fund.

Performance. The Board considered the Fund’s performance, noting that it only had been operating for just over one year.

Cost of Advisory Services and Profitability. The Board reviewed the advisory fee to be paid by the Fund to the Adviser under the New Advisory Agreement, noting that the fee is the same as the fee payable under the Existing Advisory Agreement. The Board noted that when it considered the advisory fee for the Existing Advisory Agreement, it had reviewed a report prepared by Broadridge, an independent third party, comparing the advisory fee to the fee paid by peer funds. The Board took into consideration that the advisory fee is a “unitary fee,” meaning that the Fund pays no expenses other than the advisory fee and certain expenses customarily excluded from unitary fee arrangements, such as brokerage commissions, taxes, and interest. The Board noted that Pacific is responsible for compensating the Fund’s other service providers, including NoS and Tidal, and paying the Fund’s other expenses out of the unitary fee and its own resources. The Board also noted that when it considered the approval of the Existing Advisory Agreement, it had considered information about the anticipated profitability of the Adviser from managing the Fund, which was based on estimates and, therefore, largely speculative.

Economies of Scale. The Board considered whether economies of scale might result as the Fund’s assets grow, noting the commitment made by the Adviser in structuring its advisory fee as a unitary fee, which effectively acts as a cap on the Fund’s total expense ratio. The Board noted that it intends to monitor the existence of economies of scale with respect to the management of the Fund.

Conclusion. After reviewing these and other factors, the Board concluded, in the context of its overall review of the New Advisory Agreement, that the nature, extent and quality of services provided supported its approval of the New Advisory Agreement and that the fee to be charged thereunder was reasonable. In the Trustees’ deliberations, each Trustee gave specific factors the weight that Trustee thought appropriate. No single factor was determinative of the Board’s decision to approve the New Advisory Agreement; rather, the Board based its determination on the total mix of information available to it.

The Board of Trustees unanimously recommends that

shareholders vote “FOR” Proposal 1.

PROPOSAL 2

Approval of New Sub-Advisory Agreement Between

Pacific Capital Partners Limited and North of South Capital LLP

Background. As described above under “Proposal 1—Background,” the change in control transaction directly affects both the Adviser and NoS and will result in the automatic termination of the Existing Agreements, including the existing sub-advisory agreement between the Adviser and NoS with respect to the Fund (the “Existing NoS Agreement”). Like the Adviser, NoS also intends to rely on Section 15(f) of the 1940 Act in connection with the change in control transaction.

Description of the Investment Sub-Advisory Agreement. The Existing NoS Agreement was approved by the sole initial shareholder of the Fund on January 7, 2025 and was effective on January 23, 2025. The terms of the Existing NoS Agreement and the New NoS Agreement are substantially identical, including the sub-advisory fee payable to the NoS. The following description of the material terms of the New NoS Agreement is only a summary and is qualified in its entirety by reference to Exhibit B – Form of Investment Sub-Advisory Agreement – North of South Capital LLP.

Sub-Advisory Services. Under the New NoS Agreement, like the Existing NoS Agreement, NoS makes portfolio investment decisions for the Fund and continuously reviews and administers the investment program of the Fund, subject to the supervision of the Adviser and oversight of the Board. NoS is responsible for trading the Fund’s portfolio securities, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the oversight of the Board.

Sub-Advisory Fee. Under the terms of the Existing NoS Agreement and New NoS Agreement, NoS is entitled to 50% of the net revenue retained by the Adviser from its unitary fee.

Duration and Termination. The New NoS Agreement will become effective upon approval by the shareholders of the Fund. After the initial two-year term, the continuance of the New NoS Agreement must be approved annually by: (i) the Board of Trustees or the shareholders of the Fund; and (ii) a majority of the Trustees who are not parties to the agreement or “interested persons” or of any party thereto, in accordance with the 1940 Act. The New NoS Agreement will terminate automatically in the event of its assignment. The New NoS Agreement is terminable at any time without penalty (1) by the Board of Trustees, (2) by vote of a majority of the outstanding voting securities of the Fund, (3) by the Adviser on not more than sixty (60) days’ nor less than thirty (30) days’ written notice to NoS and the Trust, and (4) by NoS on not more than sixty (60) days’ nor less than thirty (30) days’ written notice to the Adviser and the Trust. As used in the New NoS Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Payment of Expenses. Like the Existing NoS Agreement, the New NoS Agreement provides that NoS shall bear its own costs of providing sub-advisory services to the Fund. NoS shall not be responsible for the Fund’s or the Adviser’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

Additional Information About NoS. The principal address of NoS and its executive officer and directors is 16 Kinnerton Place South, London SW1X 8EH, United Kingdom. NoS has been an investment adviser registered with the SEC since October 13, 2020. NoS currently is 49% owned by Pacific Asset Management Services LLP, which is wholly owned by Pacific Asset Management LLP, which has a controlling interest held by PAM Asset Management Holdings Limited, which is wholly owned by Pacific Investments Management Limited, which is wholly owned by Pacific Investments Limited. After the transaction, Pacific Asset Management LLP will be ultimately wholly owned by Pinnacle Investment Management Group Limited.

The following table lists the executive officers and directors of NoS:

Name	Principal Occupation
Matthew Linsey	Chief Executive Officer
Arnoud Van Leeuwen	Chief Operating Officer/Chief Financial Officer
Kamil Dimmich	Partner
Robert Holmes	Partner
Mark Latham	Partner
Fu-Lin Tsai	Partner
Nicholas Page	Partner
Nneoma Odozi	Chief Compliance Officer

No Trustee or officer of the Trust currently holds any position with NoS or any other person controlling, controlled by or under common control with NoS.

Pursuant to the Existing NoS Agreement, for the fiscal period January 23, 2025 (commencement of operations) through December 31, 2025, the Adviser paid NoS $162,884 in sub-advisory fees.

Below is a list of other funds managed by NoS that have a similar investment objective as the Fund, the size of each such fund, and the annual rate of NoS’s compensation with respect to each such fund expressed as a percentage of the fund's daily net assets.

Fund	Fee Rate*	Assets as of January 31, 2026
Pacific NoS Global EM Equity Fund LLC	0.75%	$632 million
Pacific North of South Global EM Equity UCITS Fund	0.75%	$658 million

*	For each fund, the fee is allocated between the Adviser and NoS such that each effectively receives 0.375%.

Required Vote. Approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund when a quorum is present. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding shares. If Proposal 2 is approved by the Fund’s shareholders, the New NoS Agreement is expected to become effective on the date of the Meeting.

If Proposal 2 is not approved by the Fund’s shareholders, NoS will continue to provide services to the Fund and the Board will consider alternatives for the Fund, including seeking subsequent approval of a new investment sub-advisory agreement by shareholders.

Evaluation by the Board of Trustees. At the meeting of the Board on February 12, 2026, the Board considered the approval of the New NoS Agreement. The Board discussed the terms of the New NoS Agreement, noting that they are substantially identical to the terms of the Existing NoS Agreement including the compensation payable to NoS. The Board also noted that NoS had agreed to provide uninterrupted services to the Fund.

In considering whether to approve the New NoS Agreement on behalf of the Fund and its shareholders, the Board noted that it considered the approval of the Existing NoS Agreement at its August 2024 meeting, at which time it engaged in an in-depth review of NoS relating to various factors, and that it has engaged in an ongoing review of NoS and the Fund at each of its quarterly meetings since the Fund commenced operation. The Board further noted that for the February 2026 meeting, it primarily had been provided information regarding the change in control transaction and its effects on the Adviser, NoS, and the Fund, and that NoS had been asked to update any information previously provided to the Board that had materially changed. Therefore, based on the information it received for its August 2024 and February 2026 meetings, as well as for its regular quarterly meetings since the Fund commenced operation, the Board took into consideration (i) the nature, extent, and quality of the services provided by NoS to the Fund; (ii) the Fund’s performance; (iii) NoS’s costs of and profits anticipated from providing services to the Fund; (iv) fees charged to comparable funds; (v) the extent to which economies of scale may be shared as the Fund grows; and (vi) other factors the Board deemed to be relevant.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services provided to the Fund, the Board considered NoS’s specific responsibilities, which include portfolio management, including evaluating and selecting investments for the Fund, trading portfolio securities and other investment instruments on behalf of the Fund, and selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and oversight of the Board.

The Board considered the background, sophistication and experience of NoS’s senior management. The Board also considered NoS’s administrative and compliance infrastructures, its overall investment management business, and its financial resources. The Board also considered its experience with NoS since the Fund commenced operation and information specific to the change in control transactions and its effects on NoS and the Fund.

Performance. The Board considered the Fund’s performance, noting that it only had been operating for just over one year.

Cost of Sub-Advisory Services and Profitability. The Board reviewed the sub-advisory fee to be paid by the Adviser to NoS under the New NoS Agreement, noting that the fee is the same as the fee payable under the Existing NoS Agreement. The Board noted that when it initially had considered the sub-advisory fee for the Existing NoS Agreement, it had reviewed a report prepared by Broadridge, an independent third party, comparing the Fund’s unitary advisory fee to the fee paid by peer funds. The Board took into consideration the fact that the Adviser, not the Fund, compensates NoS for its services and that the Adviser pays NoS and the Fund’s other service providers and expenses out of the unitary fee and its own resources The Board also noted that when it considered the approval of the Existing NoS Agreement, it had considered information about the anticipated profitability of NoS from its services to the Fund, which was based on estimates and, therefore, largely speculative.

Economies of Scale. The Board considered whether economies of scale might result as the Fund’s assets grow, noting the commitment made by the Adviser in structuring its advisory fee as a unitary fee, which effectively acts as a cap on the Fund’s total expense ratio. The Board noted that it intends to monitor the existence of economies of scale with respect to the management of the Fund.

Conclusion. After reviewing these and other factors, the Board concluded, in the context of its overall review of the New NoS Agreement, that the nature, extent and quality of services provided supported its approval of the New NoS Agreement and that the fee to be charged thereunder was reasonable. In the Trustees’ deliberations, each Trustee gave specific factors the weight that Trustee thought appropriate. No single factor was determinative of the Board’s decision to approve the New NoS Agreement; rather, the Board based its determination on the total mix of information available to it.

The Board of Trustees unanimously recommends that

shareholders vote “FOR” Proposal 2.

PROPOSAL 3

Approval of New Sub-Advisory Agreement Between

Pacific Capital Partners Limited and Tidal Investments LLC

Background. As described above under “Proposal 1—Background,” the change of control transaction will result in the automatic termination of the Existing Agreements, including the existing sub-advisory agreement between the Adviser and Tidal with respect to the Fund (the “Existing Tidal Agreement”).

Description of the Investment Sub-Advisory Agreement. The Existing Tidal Agreement was approved by shareholders of the Fund on December 16, 2025 and was effective on December 26, 2025. The terms of the Existing Tidal Agreement and the New Tidal Agreement are substantially identical including the sub-advisory fee payable to Tidal. The following description of the material terms of the New Tidal Agreement is only a summary and is qualified in its entirety by reference to Exhibit C – Form of Investment Sub-Advisory Agreement – Tidal Investments LLC.

Sub-Advisory Services. Under the New Tidal Agreement, like the Existing Tidal Agreement, Tidal is responsible for trading certain of the Fund’s portfolio securities in accordance with instructions provided by the Adviser or its delegate, subject to the supervision of the Adviser and oversight of the Board. Tidal also provides portfolio position monitoring and risk management oversight.

Sub-Advisory Fee. Under the terms of the Existing Tidal Agreement and New Tidal Agreement, Tidal is entitled to a fee calculated daily and paid monthly at an annual rate of the Fund’s average daily net assets as follows:

Fund Assets Under Management	Fee
$0 - $250 million	5 bps
$250 million - $500 million	4 bps
$500 million - $1 billion	3 bps
Over $1 billion	2 bps
Minimum	$25,000

Duration and Termination. The New Tidal Agreement will become effective upon approval by the shareholders of the Fund. After the initial two-year term, the continuance of the New Tidal Agreement must be approved annually by the Board, including a majority of those trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of any party to the New Tidal Agreement. The New Tidal Agreement will terminate automatically, without payment of penalty, in the event the investment advisory agreement between the Adviser and the Trust is assigned or terminates for any other reason. The New Tidal Agreement may be terminated at any time without penalty: (1) by the Board, including a majority of the Independent Trustees, (2) by the vote of a majority of the outstanding voting securities of the Fund, (3) on sixty (60) days’ written notice to the Adviser and Tidal, or by the Adviser or Tidal on sixty (60) days’ written notice to the Trust and the other party, and (4) upon written notice to the other party that the other party is in material breach of the New Tidal Agreement, unless the other party in material breach of the New Tidal Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. As used in the New Tidal Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Payment of Expenses. Like the Existing Tidal Agreement, the New Tidal Agreement provides that Tidal shall bear its own costs of providing sub-advisory services to the Fund. Tidal shall not be responsible for the Fund’s, Adviser’s, or NoS’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

Additional Information About Tidal. The principal address of Tidal and its executive officer and directors is 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204. Founded in 2012, Tidal is an SEC registered investment adviser and a Delaware limited liability company. Tidal is wholly owned by TFG Buyer Holdings, Inc., which is wholly owned by TFG Mezzanine Holdings, Inc., which is wholly owned by TFG Upper Holdings, Inc., which is wholly owned by TFG Parent Holdings, LLC (the “Parent Company”). Approximately 60% of the Parent Company is owned by Tidal’s founders, employees and former employees. Approximately 40% of the Parent Company is owed by Insignia II-2 Aggregator Holdings, LLC, a holding company entity formed to hold the ownership interests of the Parent Company by certain investors associated with and private funds issued by Insignia Capital Group, L.P. The address of TFG Buyer Holdings, Inc., TFG Mezzanine Holdings, Inc., TFG Upper Holdings, Inc., TFG Parent Holdings, LLC, and Insignia II-2 Aggregator Holdings, LLC is 1333 N. California Blvd, Suite 520, Walnut Creek, CA 94596.

The following table lists the executive officers and directors of Tidal:

Name	Principal Occupation
Guillermo Trias	Executive Chairman /Director
Gavin C. Filmore	Chief Executive Officer/Director
Claire Du Plessis	Chief Marketing Officer
Eric W. Falkeis	Chief Operating Officer
John A. Pestrichelli	Chief Trading Officer
Michael T. Pellegrino	General Counsel
Ronnie J. Riven	Chief Financial Officer
Michael J. Venuto	Chief Investment Officer /Director
William H. Woolverton	Chief Compliance Officer
Anthony L. Broglio	Director
Douglas C. Rescho	Director

No Trustee of the Trust currently holds any position with Tidal or any other person controlling, controlled by or under common control with Tidal. Messrs. Falkeis and Woolverton serve as officers of the Trust, as President and Chief Compliance Officer, respectively.

Tidal had not begun serving as a sub-adviser to the Fund as of the most recent fiscal year ended December 31, 2025, and, therefore, had not received any compensation from the Adviser.

Below is a list of other funds for which Tidal currently provides investment advisory services that have a similar investment objective as the Fund, the size of each such fund, and the rate of Tidal’s compensation with respect to each such fund.

Fund	Fee Rate	Assets as of January 31, 2026
Cambria Emerging Shareholder Yield ETF	0.03% on the first $2 billion of aggregate fund assets and 0.025% on aggregate fund assets above $2 billion	$686,815,550

Required Vote. Approval of Proposal 3 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund when a quorum is present. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding shares. If Proposal 3 is approved by the Fund’s shareholders, the New Tidal Agreement is expected to become effective on the date of the Meeting.

If Proposal 3 is not approved by the Fund’s shareholders, Tidal will continue to provide services to the Fund and the Board will consider alternatives for the Fund, including seeking subsequent approval of a new investment sub-advisory agreement by shareholders.

Evaluation by the Board of Trustees. At the meeting of the Board on February 12, 2026, the Board considered the approval of the New Tidal Agreement. The Board discussed the terms of the New Tidal Agreement, noting that they are substantially identical to the terms of the Existing Tidal Agreement including the compensation payable to Tidal. The Board also noted that, while Tidal had not yet begun providing services to the Fund under the Existing Tidal Agreement, Tidal had agreed to provide uninterrupted services to the Fund should it begin to provide such services before the change in control transaction occurs.

In considering whether to approve the New Tidal Agreement on behalf of the Fund and its shareholders, the Board noted that it considered the approval of the Existing Tidal Agreement at its December 2025 meeting, at which time it engaged in an in-depth review of Tidal relating to various factors. The Board further noted that for the February 2026 meeting, it primarily had been provided information regarding the change in control transaction and its effects on the Adviser, NoS, and the Fund. Therefore, based on the information it received for its December 2025 and February 2026 meetings, the Board took into consideration (i) the nature, extent, and quality of the services to be provided by Tidal to the Fund; (ii) the investment objective and strategy for the Fund and the Fund’s performance record; (iii) the profits anticipated to be realized by Tidal from providing sub-advisory services to the Fund; (iv) fees charged to comparable funds; (v) the extent to which economies of scale would be shared as the Fund grows; and (vi) other factors the Board deemed to be relevant.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services to be provided to the Fund, the Board considered Tidal’s specific responsibilities, which include trading portfolio securities and other investment instruments on behalf of the Fund and selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of Pacific Capital and oversight of the Board. Tidal would also provide portfolio position monitoring and risk management oversight.

The Board considered the background, sophistication, and experience of Tidal’s senior management. The Board also considered Tidal’s administrative and compliance infrastructures, its overall investments management business, and its financial resources. The Board also considered its experience with Tidal’s personnel generally.

Performance. The Board considered that Tidal would be a new sub-adviser to the Fund and, therefore, would not have any performance with respect to the Fund to be reviewed. The Board considered Tidal’s proposed portfolio management team and the investment strategy to be employed in the management of the Fund’s assets. The Board considered Tidal’s reputation and experience, including its experience managing other accounts.

Cost of Sub-Advisory Services and Profitability. The Board reviewed the sub-advisory fee to be paid by the Adviser to Tidal under the New Tidal Agreement, noting that the fee is the same as the fee payable under the Existing Tidal Agreement. The Board considered this fee in light of the services the Adviser and NoS provide as investment adviser and investment sub-adviser to the Fund, respectively. The Board also considered that the Fund pays a unitary fee to the Adviser, meaning that the Fund pays no expenses, other than certain excluded expenses. The Board noted that the unitary fee charged to the Fund would not increase as a result of adding Tidal as a sub-adviser for the Fund, that Tidal is to be paid by the Adviser out of the unitary fee, and that the sub-advisory fee is the result of an arm’s-length negotiation between the Adviser and Tidal.

Economies of Scale. The Board considered whether economies of scale or other efficiencies might result as the Fund’s assets grow, noting that the Adviser, and not the Fund, pays Tidal’s sub-advisory fee and that the overall unitary fee charged by the Adviser to the Fund is not increasing. The Board noted that it intends to monitor for the existence of economies of scale with respect to the management of the Fund.

Conclusion. After reviewing these and other factors, the Board concluded, in the context of its overall review of the New Tidal Agreement, that the nature, extent and quality of services to be provided supported its approval of the New Tidal Agreement and that the fee to be charged thereunder was reasonable. In the Trustees’ deliberations, each Trustee gave specific factors the weight that Trustee thought appropriate. No single factor was determinative of the Board’s decision to approve the New Tidal Agreement; rather, the Board based its determination on the total mix of information available to it.

The Board of Trustees unanimously recommends that

shareholders vote “FOR” Proposal 3.

GENERAL INFORMATION

Record Date/Shareholders Entitled to Vote. The Fund is a separate series, or portfolio, of the Trust, which is a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting with respect to the Fund.

Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and vote at the Meeting. As of the Record Date, the total number of shares outstanding and entitled to vote was [5,300,000].

Voting Proxies. You should read the entire Proxy Statement before voting. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust(s) prior to the Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Meeting in person. Proxies voted by telephone or internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote “FOR” the proposals and may vote at their discretion with respect to other matters not now known to the Boards that may be presented at the Meeting. Attendance by a shareholder at the Meeting does not, on its own, revoke a proxy.

If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the proposal (or abstained) and vote against adjournment all proxies that voted against the proposal.

Quorum Required. The Fund must have a quorum of shares represented at the Meeting, in person or by proxy, to take action on any matter relating to that Fund. Under the Trust’s Amended and Restated Bylaws, a quorum is constituted by the presence in person or by proxy of at least thirty percent (30%) of the outstanding shares of the Fund entitled to vote at the Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not be counted as voting on the proposal or any other matter at the Meeting when the voting requirement is based on achieving a plurality or percentage of the “voting securities present.”

If a quorum is not present at the Meeting, or a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the Secretary of the Meeting or the holders of a majority of the shares of the Fund present at the Meeting in person or by proxy may adjourn the Meeting with respect to each proposal to permit further solicitation of proxies.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust primarily by mail. The solicitation also may include telephone, facsimile, electronic or oral communications by certain officers or employees of the Trust or the Adviser, NoS, or Tidal, none of whom will be paid for these services, or, if necessary, by a third-party proxy solicitation firm. The Adviser will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies. The Trust also may request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. The Adviser may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Other Service Providers. Foreside Fund Services, LLC, located at 190 Middle Street, Suite 301, Portland, Maine 04101, serves as distributor for the Fund. Citi Fund Services Ohio, Inc., located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, serves as the administrator to the Fund. Citibank, N.A., located at 388 Greenwich Street, New York, NY 10013, serves as the custodian and transfer agent for the Fund.

Share Ownership. To the knowledge of the Trust’s management, as of the close of business on the Record Date, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of the Fund’s outstanding shares and less than one percent of the Trust’s outstanding shares. To the knowledge of the Trust’s management, as of the close of business on the Record Date, persons owning of record more than 5% of the outstanding shares of a Fund, and their names and addresses, are listed in the table below. Any shareholder listed in the table below as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) that Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of that Fund on any matter requiring the approval of Fund shareholders, respectively. From time to time, the number of shares held in “street name” accounts of various securities brokers and dealers for the benefit of their clients may exceed 5% of the total shares outstanding of a Fund or a Trust.

Participant Name and Address	Percentage Ownership
[-]	[-]%
[-]	[-]%
[-]	[-]%
[-]	[-]%

Affiliated Brokerage. For the fiscal period January 23, 2025 (commencement of operations) through December 31, 2025, the Fund did not pay commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Fund or the Adviser or affiliated persons of such persons.

Other Matters to Come Before the Meeting. The Fund’s management does not know of any matters to be presented at the Meeting other than the proposal described above. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals. The Trust’s Amended and Restated Declaration of Trust and Amended and Restated Bylaws of the Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of this Proxy Statement, please contact the bank, trust company, broker, dealer, investment adviser or other financial intermediary through which you hold your shares directly. If you would like to receive a separate copy of future proxy statements, or you are now receiving multiple copies of proxy statements and would like to receive a single copy in the future, please contact your financial intermediary.

Reports and Other Information. Proxy materials, reports, and other information filed by the Fund can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549-0102. The SEC maintains a website (http://www.sec.gov) that contains other information about the Funds.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Board of Trustees,

Eric Falkeis

President, The 2023 ETF Series Trust

[-], 2026

EXHIBIT A

Form of Investment Advisory Agreement

investment ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made as of this [DAY] of [MONTH] 2026, by and between The 2023 ETF Series Trust (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and Pacific Capital Partners Limited (the “Adviser”), a limited company organized under the laws of England and Wales, with the Adviser’s principal place of business at 74 Wigmore Street, London, England, W1U 2SQ.

W I T N E S S E T H

WHEREAS, the Trust and the Adviser previously entered into an investment advisory agreement dated December 17, 2024, which terminated automatically upon its assignment; and

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to continue to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a “Fund,” and, collectively, the “Funds”), as said Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform said services under the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

The Adviser’s Services.

Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In said capacity, the Adviser, subject to the supervision of the Board, regularly shall provide the Funds with investment research, advice, and supervision, and shall furnish continuously an investment program for each of the Funds, consistent with the investment objectives and policies of the Fund. With respect to each Fund, the Adviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Declaration of Trust, the Trust’s ByLaws, and the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies, and restrictions of the Fund, as each of the same from time to time shall be in effect, as notified to the Adviser in writing. Subject to Board or other approval(s) as may be necessary or required (e.g., 1940 Act requirements), changes may be proposed to a Fund’s investment objectives, policies, and restrictions on reasonable prior written notice.

To carry out these obligations, the Adviser shall exercise full discretion and act for each of the Funds in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of said purchases, sales, or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments in any way shall limit the right of the Board, in the Board’s sole discretion, to establish or revise policies in connection with the management of the Fund’s assets or otherwise to exercise the Board’s right to control the overall management of the Fund. As applicable and appropriate, and without limiting the generality of the foregoing, the Adviser has the authority to enter into trading agreements on behalf of each of the Funds and to adhere on each Fund’s behalf to the applicable International Swaps & Derivatives Association (“ISDA”) over-the-counter (“OTC”) derivatives transaction protocols and to enter into client agency agreements or other documents that may be required to effect OTC derivatives transaction through swap execution facilities (i.e., “SEFs”). For the avoidance of doubt, Adviser shall have no liability for any act or omission of, or for the solvency of, the custodian(s) required under Section 17(f) of the 1940 Act for any Fund.

Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act, and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of the Adviser’s business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any relevant policies, guidelines, instructions, and procedures approved by the Board and provided to the Adviser in writing. In selecting a Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification thereunder as a regulated investment company. The Adviser shall maintain compliance procedures that the Adviser reasonably believes are adequate to ensure the Adviser’s compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing. The Adviser shall have no liability for any breach of any Fund’s objectives, policies, restrictions, guidelines or procedures resulting or arising from any cause or event outside of the reasonable control of the Adviser. The phrase “cause or event outside of the reasonable control” as used in this paragraph shall have the same meaning given the phrase in Section 14(b) of this Agreement.

Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by each Fund shall be voted, and the Board initially has determined to delegate the authority and responsibility to vote proxies for the Funds’ securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise the Adviser’s proxy voting responsibilities. The Adviser shall carry out said responsibilities in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and the Adviser’s fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep those records relating to proxy voting as the Board reasonably may request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any said delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time on written notice to the Adviser.

The Adviser is authorized to instruct the Funds’ custodian and/or broker(s) promptly to forward to the Adviser or designate service provider copies of all proxies and shareholder communications relating to securities held in the portfolios of the Funds (other than materials relating to legal proceedings against the Funds). The Adviser also may instruct the Funds’ custodian and/or broker(s) to provide reports of holdings in the portfolios of the Funds. The Adviser has the authority to engage a service provider to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Funds’ custodian and/or broker(s) to provide any assistance requested by the Adviser in facilitating the use of a service provider. In no event shall the Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Adviser, consistent with the Adviser’s written proxy voting policies and procedures, may refrain from voting a proxy if, in the Adviser’s discretion, refraining from voting would be in the best interests of a Fund and the Fund’s shareholders.

Portfolio Composition File. The Adviser initially shall determine, and shall make any subsequent modifications to, the portfolio composition file (the “PCF”) for each Fund, if and as required. If and as required for a Fund, the PCF shall specify the amount of the cash component, the identity and number of shares of securities to be accepted in exchange for “Creation Units” for the Fund, and the securities that shall be applicable that day to redemption requests received for the Fund (and may give directions to the Trust’s custodian with respect to said designations).

Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or the Trust’s Board the information required to be supplied under this Agreement.

The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian, or transfer agent appointed by the Trust) relating to the Adviser’s responsibilities provided hereunder with respect to the Funds, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the “Fund Books and Records”). The Fund Books and Records shall be available to the Board at any time upon reasonable request, shall be delivered to the Trust upon the termination of this Agreement, and shall be available without delay during any day the Trust is open for business.

Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and, on the Adviser’s own initiative, may furnish the Trust and the Trust’s Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to notify the Trust promptly if the Adviser reasonably believes that the value of any security held by the Fund may not reflect fair value. The Adviser agrees to provide, upon request, any pricing information of which the Adviser is aware to the Trust, the Trust’s Board, and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating a Fund net asset value in accordance with procedures and methods established by the Board.

Cooperation With Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, and all other agents and representatives of the Trust with respect to such information regarding the Funds as said entities reasonably may request from time to time in the performance of said entities’ obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each entity so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

Selection of Sub-Advisers. Subject to the prior approval of the Board and, to the extent required by the 1940 Act and the rules and regulations under the 1940 Act, subject to any applicable guidance or interpretation of the Securities and Exchange Commission or its staff, by the shareholders of the Fund, the Adviser may, from time to time, delegate to a sub-adviser or sub-administrator any of the Adviser’s duties under this Agreement, including the management of all or a portion of the assets being managed. In all instances, however, the Adviser must oversee the provision of delegated services, the Adviser must bear the separate costs of employing any sub-adviser or sub-administrator, and no delegation will relieve the Adviser of any of its obligations under this Agreement.

Code of Ethics. The Adviser has adopted a written code of ethics that the Adviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), and which the Adviser has provided to the Trust. The Adviser shall ensure that the Adviser’s “Access Persons” (as that term is defined in the Adviser’s Code of Ethics) comply in all material respects with the Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with (i) a copy of the Adviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that the Adviser has adopted procedures reasonably necessary to prevent the Adviser’s Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Trust’s Board concerning the Adviser’s Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1. The Adviser shall respond to requests for information from the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser immediately shall notify the Trust of any material violation of the Code, whether or not said violation relates to a security held by a Fund.

Information and Reporting. The Adviser shall provide the Trust and the Trust’s officers with such periodic reports concerning the obligations that the Adviser has assumed under this Agreement as the Trust from time to time reasonably may request.

Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s chief compliance officer immediately upon detection of: (i) any material failure to manage a Fund in accordance with the Fund’s investment objectives and policies or any applicable law; (ii) any material breach of any of the Adviser’s policies, guidelines, or procedures; or (iii) any material breach of a Fund’s policies, guidelines, or procedures that the Adviser has been notified of in writing. In addition, the Adviser shall provide a quarterly report regarding each Fund’s compliance with the Fund’s investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines, or procedures that the Adviser has been notified of in writing and as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any said failure promptly and to take any action that the Board reasonably may request in connection with any said breach.

Upon request, the Adviser also shall provide the officers of the Trust with supporting certifications in connection with said certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended.

The Adviser shall promptly notify the Trust in the event that: (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws; or (ii) an actual change in control of the Adviser resulting in an “assignment” (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

Board and Filings Information. The Adviser shall provide the Trust with any information reasonably requested regarding the Adviser’s management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, prospectus supplement, or any other periodic report to be filed by the Trust with the Commission. The Adviser shall make the Adviser’s officers and employees available to meet with the Board from time to time on due notice to review the Adviser’s investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or the Trust’s designated agent to perform such compliance testing on the Funds and the Adviser’s services as the Trust, in the Trust’s sole discretion, may determine to be appropriate. The provision of said information by the Adviser to the Trust or the Trust’s designated agent in no way shall relieve the Adviser of the Adviser’s own responsibilities under this Agreement.

Brokerage.

Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of the Adviser’s directors, officers, or employees shall act as a principal or agent or receive any commission except as permitted by the 1940 Act.

Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for each Fund’s account with brokers or dealers selected by the Adviser. In the selection of these brokers or dealers and the placing of these orders, the Adviser is directed at all times to seek for each Fund the most-favorable execution and net price available under the circumstances. The Adviser will execute transactions in accordance with its execution policy, a summary of which has been provided to the Board. The Trust agrees that the Adviser may execute trades outside a Trading Venue (as defined in the FCA Rules).

Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable law and regulations and may aggregate the order for securities to be sold or purchased. In said event, the Adviser shall allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with the Adviser’s fiduciary obligations to a Fund and to such other clients under the circumstances.

Affiliated Brokers. The Adviser or any of the Adviser’s affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and as set forth in the Fund’s current Registration Statement; (ii) the provisions of the 1940 Act; (iii) the provisions of the Advisers Act; (iv) the provisions of the 1934 Act; and (v) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law, including the FCA Rules, and any procedures adopted by the Board, the Adviser or the Adviser’s affiliates may receive brokerage commissions, fees, or other remuneration from the Fund for these services in addition to the Adviser’s fees for services under this Agreement.

Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities, or other investments of a Fund.

Adviser’s Own Costs. The Adviser shall bear the Adviser’s own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the Funds except for the fee paid to the Adviser pursuant to this Agreement and any value-added-tax or other sales tax calculated on such fee; interest charges on any borrowings, taxes, brokerage commissions, and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; fees and expense related to the provision of securities lending services; acquired fund fees and expenses; accrued deferred tax liability; legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; extraordinary expenses (as determined by the Board); and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Representations, Warranties, and Covenants.

Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and shall remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Adviser, there is no proceeding or investigation that reasonably is likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with the Adviser’s investment management operations.

ADV Disclosure. The Adviser has provided the Trust with a complete copy of Part I of the Adviser’s Form ADV, as most-recently filed with the Commission, and with a complete copy of Part II of the Adviser’s Form ADV, as most-recently updated, and, promptly after filing any amendment to the Adviser’s Form ADV with the Commission or updating Part II of the Adviser’s Form ADV, shall furnish a complete copy of said amendments or updates to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which said statements were made, not misleading.

Fund Disclosure Documents. The Adviser has reviewed, and in the future shall review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement, or sticker to any of the foregoing), and advertising and sales material relating to the Funds (collectively, the “Disclosure Documents”), and represents and warrants that said Disclosure Documents contain or shall contain no untrue statement of any material fact relating to the Adviser and the Adviser’s affiliates, each Fund’s investment strategies and related risks, and other information supplied by Adviser for inclusion therein, and do not and shall not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

Use of the Name “Pacific”. The Adviser has the right to use the name “Pacific” in connection with the Adviser’s services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “Pacific” in connection with the management and operation of the Funds until this Agreement is terminated as set forth herein. The Adviser is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Adviser or the Trust to use the name “Pacific.”

Insurance. The Adviser maintains errors and omissions insurance coverage in what it believes, acting in good faith and in a commercially reasonable manner, to be an appropriate amount and shall provide prior written notice to the Trust: (i) of any material changes in the Adviser’s insurance policies or insurance coverage; or (ii) if any material claims will be made on the Adviser’s insurance policies which might reasonably be expected to materially adversely affect the performance of services by the Adviser to the Trust. Furthermore, the Adviser, upon reasonable request, shall provide the Trust with any information that the Trust reasonably may require concerning the amount of or scope of said insurance.

No Detrimental Agreement. The Adviser represents and warrants that the Adviser has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to the Adviser’s selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

Conflicts. The Adviser shall act honestly, in good faith, and in the best interests of the Trust, including requiring any of the Adviser’s personnel with knowledge of Fund activities to place the interest of each Fund first, ahead of said personnel’s own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with the Adviser’s fiduciary duties under applicable law.

Tax. The Adviser shall, and shall procure that any sub-adviser to which services are delegated in accordance with Section 1(h) shall, use all reasonable efforts to not engage in investments and transactions in such a way to cause any Fund (or any investor in any Fund) to be subject to tax on a net income basis or considered to be engaged in a trade or business, in any jurisdiction in which it performs its duties under this Agreement. For the avoidance of doubt, the Adviser shall, and shall procure that any such sub-adviser shall, use all reasonable efforts to operate in a way which satisfies the conditions of the “investment manager exemption” as set out in Chapter 1 of Part 14 of the Income Tax Act 2007 (in relation to income tax) and/or Chapter 2 of Part 24 of the Corporation Tax Act 2010 (in relation to corporation tax) of the United Kingdom.

Investment Manager Exemption. The Advisor represents, warrants and undertakes to each Fund, and shall procure that each sub-adviser to which services are delegated in accordance with Section 1(h) represents, warrants and undertakes, that:

it will at all times be carrying on a business of providing investment management services and all investment transactions carried out pursuant to this Agreement will be carried out by it in the ordinary course of its investment management business;

the investment management services provided by it pursuant to this Agreement (or to any person connected with the Funds (or any investor in the Funds) for United Kingdom tax purposes) will at no time represent more than 70% of its investment management business in terms of fees or any other measure (the “70% Test”);

neither it nor any person who is connected with it for United Kingdom tax purposes will directly or indirectly have a beneficial entitlement to more than 20% of the profits of any Fund for any relevant accounting period (provided however that for this purpose the management fees and performance fees received by it pursuant to this Agreement can be disregarded if and to the extent that the fees so received do not exceed the amount that would be paid between independent parties acting at arm’s length);

the amount of the management fees and performance fees received by it pursuant to this Agreement in respect of each accounting period will not be less than the amount that would be paid between independent parties acting at arm’s length;

any transaction constituting an acquisition or disposal of investments which is made on behalf of any Fund in the United Kingdom will be carried out on behalf of any Fund by a broker-dealer who satisfies the following conditions: (i) that at the time of the transaction, the broker-dealer is carrying on the business of a broker-dealer; (ii) that the transaction is carried out in the ordinary course of that business; (iii) that the remuneration which the broker-dealer receives in respect of the transaction for the provision of the brokerage services is not less than is customary for that class of business; and (iv) that the broker-dealer does not otherwise fall to be treated as either (A) a “permanent establishment” of the Fund for the purposes of United Kingdom corporation tax in relation to any other transaction carried out in the same accounting period of the relevant Fund as a transaction in question; or (B) a “United Kingdom representative” of such Fund for the purposes of United Kingdom income tax or capital gains tax in relation to any other amounts which are chargeable to either of these taxes in the same tax year as the income arising from the transaction in question.

Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date that this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a) of this Agreement, whether or not specifically referenced in said report.

8. The Name “Pacific”. The Adviser grants to the Trust a license to use the name “Pacific” (the “Name”) as part of the name of each Fund for the duration of this Agreement. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of the Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall: (1) use the Name only in a manner consistent with uses approved by the Adviser; (2) use the Trust’s best efforts to maintain the quality of the services offered using the Name; and (3) adhere to such other specific quality control standards as the Adviser from time to time reasonably may promulgate. At the request of the Adviser, the Trust: (a) shall submit to Adviser representative samples of any promotional materials using the Name; and (b) shall change the name of a Fund within thirty (30) days of the Trust’s receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and thereafter shall not transact any business using the Name in the name of the Fund.

9. Adviser’s Compensation. Each of the Funds shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Said fee shall be computed daily and paid not less than monthly in arrears by each Fund. Any fee is calculated exclusive of any value-added-tax or other sales tax calculated thereon (if any).

The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in said month.

10. Independent Contractor. In the performance of the Adviser’s duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Funds in any way or otherwise be deemed to be an agent of the Trust or the Funds. If any occasion should arise in which the Adviser gives any advice to the Adviser’s clients concerning the shares of a Fund, the Adviser shall act solely as investment counsel for said clients and not in any way on behalf of the Fund.

11. Assignment and Amendments. This Agreement automatically shall terminate, without the payment of any penalty, in the event of the Agreement’s “assignment” (as that term is defined in Section 2(a)(4) of the 1940 Act); provided, that said termination shall not relieve the Adviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

12. Duration and Termination.

(a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(a)(iii) hereof, and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(i) The Trust may cause this Agreement to terminate either (A) by vote of the Trust’s Board or (B) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(ii) The Adviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

(iii) This Agreement automatically shall terminate with respect to a Fund two (2) years from the Effective Date specified for that Fund on Schedule A hereto unless the Agreement’s renewal with respect to that Fund specifically is approved at least annually thereafter by (A) a majority vote of the Trustees, including a majority vote of said Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on said approval; or (B) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that, if the continuance of this Agreement is submitted to the shareholders of a Fund for the shareholders’ approval and said shareholders fail to approve said continuance of this Agreement as provided herein, then the Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

(c) In the event of termination of this Agreement for any reason, the Adviser, immediately upon notice of termination or on such later date as may be specified in said notice, shall cease all activity on behalf of each of the Funds and with respect to any of the Fund’s assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct, and otherwise shall cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13. Certain Definitions. For the purposes of this Agreement:

(a) “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b) “Interested persons” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14. Liability of the Adviser.

(a) In the absence of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or obligations hereunder, or the reckless disregard of its duties or obligations hereunder, neither the Adviser nor its directors, officers, or employees shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its shareholders in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption, or sale of any security or other investment by the Trust, except:

(i)	The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in each Fund’s Disclosure Documents relating to the Adviser and the Adviser’s affiliates, each Fund’s investment strategies and related risks, and other information supplied by the Adviser for inclusion therein.

(ii)	The Adviser shall be liable to a Fund for any loss (including transaction costs) incurred by the Fund as a result of any trade error or investment made by the Adviser in contravention of: (i) any investment policy, guideline, or restriction set forth in the Trust’s Registration Statement or as approved in writing by the Board from time to time and provided in writing to the Adviser; or (ii) applicable law, including, but not limited to, the 1940 Act and the Code (including, but not limited to, the Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code).

(b) Notwithstanding anything in this Agreement to the contrary, the Adviser shall not be liable for any failure or delay in performing any of its obligations under or pursuant to this Agreement, and any such failure or delay in performing its obligations will not constitute a breach of this Agreement, to the extent such failure or delay is due to any cause or event whatsoever outside its reasonable control and it shall be entitled to a reasonable extension of the time for performing such obligations as a result of such cause. Causes and/or events outside the Adviser’s reasonable control may include without limitation: acts of God; any change to the law, order or regulation of a government, supranational or regulatory body; currency restrictions, devaluations and fluctuations; any act of terrorism; market conditions affecting the execution or settlement of transactions or the value of assets; failure or breakdown of communications not reasonably within the Adviser’s control; and the failure of any relevant exchange or clearing house and shall include any event or circumstance that the Adviser is unable, using reasonable skill and care, to avoid.

15. Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective, as to said jurisdiction, to the extent of said invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

16. Limitation of Liability.

The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever, shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer, or holder of shares of beneficial interest of the affected Fund shall be personally liable for any of the foregoing liabilities.

17. Change In the Adviser’s Ownership. The Adviser agrees that the Adviser shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Adviser within a reasonable time prior to said change being effected.

18. Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, and the Adviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

19. Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement, and shall not affect this Agreement’s construction.

20. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly-authorized officers as of the date first above written.

THE 2023 ETF SERIES TRUST
on behalf of the Fund(s) listed on Schedule A

By:
Name:
Title:

Pacific Capital Partners Limited

By:
Name:
Title:

SCHEDULE A

to the

INVESTMENT ADVISORY AGREEMENT,

dated [DATE], 2026, between

THE 2023 ETF SERIES TRUST

and

Pacific Capital Partners Limited

The Trust shall pay to the Adviser, as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of each of the Funds in accordance with the following fee schedule:

Fund	Rate	Effective Date
Pacific NoS Global EM Equity Active ETF	0.75%	[-], 2026

A-1

EXHIBIT B

Form of Investment Sub-Advisory Agreement – North of South Capital LLP

SUBADVISORY AGREEMENT

SUBADVISORY AGREEMENT (the “Agreement”) made as of this ____ day of ______________ 2026, by and between Pacific Capital Partners Limited (the “Adviser”), a limited company organized under the laws of England and Wales, with the Adviser’s principal place of business at 74 Wigmore Street, London, W1U 2SQ, United Kingdom, and North of South Capital LLP (the “Subadviser”), a limited liability partnership organized under the laws of England and Wales, with the Subadviser’s principal place of business at 16 Kinnerton Place South, London, SW1X 8EH, United Kingdom.

W I T N E S S E T H

WHEREAS, the Adviser and the Subadviser previously entered into a subadvisory agreement dated December 17, 2024, which terminated automatically upon its assignment; and

WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the “Board”) of The 2023 ETF Series Trust (the “Trust”), a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of each series set forth on Schedule A to this Agreement (each, a “Fund,” and, collectively, the “Funds”), and pursuant to the provisions of the currently effective investment advisory agreement between the Adviser and the Trust (the “Management Agreement”), the Adviser has selected the Subadviser to continue to act as sub-investment adviser of each Fund and to provide certain related services, as more fully set forth below, and to perform these services under the terms and conditions hereinafter set forth; and

WHEREAS, each of the Adviser and the Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Management Agreement contemplates that the Adviser may appoint a subadviser to perform some or all of the services for which the Adviser is responsible thereunder; and

WHEREAS, the Subadviser is willing to furnish these services to the Adviser and each Fund listed in Schedule A to this Agreement, as said Schedule may be amended from time to time upon mutual agreement of the parties.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

1

The Subadviser’s Services.

(a) Discretionary Investment Management Services. The Subadviser shall act as sub-investment adviser with respect to each Fund in regard to those Fund assets as may be allocated by the Adviser to the Subadviser (the “Assets”). In said capacity, the Subadviser, subject to the supervision of the Adviser and oversight by the Board, regularly shall provide the Fund with investment research, advice, and supervision and shall furnish continuously an investment program, consistent with the investment objectives and policies of the Fund. The Subadviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund’s Assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, the Trust’s By-Laws, and the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies, and restrictions of the Fund, as each of the same from time to time shall be in effect.

To carry out these obligations, the Subadviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of said purchases, sales, or other transactions. No reference in this Agreement to the Subadviser having full discretionary authority over the Fund’s investments in any way shall limit the right of either the Adviser or the Board, in either the Adviser’s or the Board’s respective sole discretion, to establish or revise policies in connection with the management of the Fund’s Assets or otherwise to exercise either the Adviser’s or the Board’s respective right to control the overall management of the Fund’s assets. As applicable and appropriate, and without limiting the generality of the foregoing, the Subadviser has the authority to enter into trading agreements on behalf of the Fund and to adhere on the Fund’s behalf to the applicable International Swaps & Derivatives Association (“ISDA”) over-the-counter (“OTC”) derivatives transaction protocols and to enter into client agency agreements or other documents that may be required to effect OTC derivatives transaction through swap execution facilities (i.e., “SEFs”). For the avoidance of doubt, Subadviser shall have no liability for any act or omission of, or for the solvency of, the custodian(s) required under Section 17(f) of the 1940 Act for any Fund.

(b) Compliance. The Subadviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of the Subadviser’s business as a registered investment adviser. The Subadviser also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions, and procedures approved by the Board or the Adviser and provided to the Subadviser. In selecting the Fund’s portfolio securities and performing the Subadviser’s obligations hereunder, the Subadviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Subadviser shall maintain compliance procedures that the Subadviser reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser or by the Board shall limit the Subadviser’s full responsibility for any of the foregoing. The Subadviser shall have no liability for any breach of any Fund’s objectives, policies, restrictions, guidelines or procedures resulting or arising from any cause or event outside of the reasonable control of the Subadviser. The phrase “cause or event outside of the reasonable control” as used in this paragraph includes without limitation: acts of God; any change to the law, order or regulation of a government, supranational or regulatory body; currency restrictions, devaluations and fluctuations; any act of terrorism; market conditions affecting the execution or settlement of transactions or the value of assets; failure or breakdown of communications not reasonably within the Subadviser’s control; and the failure of any relevant exchange or clearing house and shall include any event or circumstance that the Subadviser is unable, using reasonable skill and care, to avoid.

2

(c) Proxy Voting. Pursuant to Board authority, the Adviser has the delegated authority to determine how proxies with respect to securities that are held by each Fund shall be voted, and the Adviser may delegate the authority and responsibility to vote proxies for the Fund’s securities to the Subadviser. So long as proxy voting authority for the Fund has been delegated to the Subadviser, the Subadviser shall exercise the Subadviser’s proxy voting responsibilities. The Subadviser shall carry out said responsibility in accordance with any instructions that the Board or the Adviser shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and the Subadviser’s fiduciary responsibilities to the Trust. The Subadviser shall provide periodic reports and keep those records relating to proxy voting as the Board reasonably may request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any said delegation of proxy voting responsibility to the Subadviser may be revoked or modified by the Board or the Adviser at any time.

The Adviser shall provide such assistance to the Subadviser with respect to the voting of proxies for the Fund as the Subadviser from time to time reasonably may request, and, on request, the Adviser promptly shall forward to the Subadviser any information or documents necessary for the Subadviser to exercise the Subadviser’s proxy voting responsibilities.

The Subadviser is authorized to instruct the Fund’s custodian and/or broker(s) promptly to forward to the Subadviser or designated service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of the Fund (other than materials relating to legal proceedings against the Fund). The Subadviser also may instruct the Fund’s custodian and/or broker(s) to provide reports of holdings in the portfolio of the Fund. The Subadviser has the authority to engage a service provider to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Fund’s custodian and/or broker(s) to provide any assistance requested by the Subadviser in facilitating the use of a service provider. In no event shall the Subadviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Subadviser, consistent with the Subadviser’s written proxy voting policies and procedures, may refrain from voting a proxy if, in the Subadviser’s discretion, refraining from voting would be in the best interests of the Fund and the Fund’s shareholders.

3

(d) Portfolio Composition File. Unless the Adviser has retained the responsibility, as agreed between the Adviser and the Subadviser and as reported to the Trust, the Subadviser initially shall determine, and shall make any subsequent modifications to, the portfolio composition file (the “PCF”) for each Fund, if and as required. If and as required for a Fund, the PCF shall specify the amount of the cash component, the identity and number of shares of securities to be accepted in exchange for “Creation Units” for the Fund, and the securities that shall be applicable that day to redemption requests received for the Fund (and may give directions to the Trust’s custodian with respect to said designations).

(e) Recordkeeping. The Subadviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to each Fund, except as otherwise provided herein or as may be necessary for the Subadviser to supply to the Adviser, the Trust, or the Trust’s Board the information required to be supplied under this Agreement.

The Subadviser shall maintain separate books and detailed records of all matters pertaining to the Fund’s Assets advised by the Subadviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator, custodian, or transfer agent appointed by the Trust) relating to the Subadviser’s responsibilities provided hereunder with respect to the Fund, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the “Fund Books and Records”). The Fund Books and Records shall be available to the Adviser and the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement, and shall be available without delay during any day the Trust is open for business.

(f) Holdings Information and Pricing. The Subadviser shall provide regular reports regarding each Fund’s holdings, and, on the Subadviser’s own initiative, may furnish the Adviser, the Trust, and the Trust’s Board from time to time with whatever information the Subadviser believes is appropriate for this purpose. The Subadviser agrees to notify the Adviser and the Board promptly if the Subadviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Subadviser agrees to provide, upon request, any pricing information of which the Subadviser is aware to the Adviser, Trust, the Trust’s Board, and/or any Adviser or Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board and the Adviser.

(g) Cooperation With Agents of the Adviser and the Trust. The Subadviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, and all other agents and representatives of the Adviser and the Trust with respect to such information regarding each Fund as said entities reasonably may request from time to time in the performance of said entities’ obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

4

(h) Consultation With Other Subadvisers. In performance of the Subadviser’s duties and obligations under this Agreement, the Subadviser shall not consult with any other subadviser to a Fund or a subadviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Subadviser shall not provide investment advice to any assets of the Fund other than the Assets managed by the Subadviser.

(i) Recording Requirements. Telephone conversations and electronic communications with the Adviser may be recorded by the Subadviser. A copy of the recording of such conversations and communications with the Adviser will be available to the Adviser on request for a period of five years, or up to seven years where requested by the UK Financial Conduct Authority (“FCA”), from the date the record is made. For the avoidance of doubt, the Subadviser agrees that no telephone conversation or electronic communication in which the Board or any member thereof is a participant will be recorded by the Subadviser.

Code of Ethics.

The Subadviser has adopted a written code of ethics that the Subadviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), which the Subadviser has provided to the Adviser and the Trust. The Subadviser shall ensure that the Subadviser’s “Access Persons” (as that term is defined in the Subadviser’s Code of Ethics) comply in all material respects with the Subadviser’s Code of Ethics, as in effect from time to time. Upon request, the Subadviser shall provide the Adviser and the Trust with (i) a copy of the Subadviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that the Subadviser has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Subadviser’s Code of Ethics. Annually, the Subadviser shall furnish a written report to the Adviser and the Trust’s Board concerning the Subadviser’s Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1. The Subadviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Subadviser. The Subadviser immediately shall notify the Adviser and the Trust of any material violation of the Code, whether or not said violation relates to a security held by a Fund.

Information and Reporting.

The Subadviser shall provide the Adviser, the Trust, and the Adviser’s and the Trust’s respective officers with such periodic reports concerning the obligations that the Subadviser has assumed under this Agreement as the Adviser and the Trust from time to time reasonably may request.

(a) Notification of Breach; Compliance Reports. The Subadviser shall notify the Trust’s Chief Compliance Officer and Adviser’s Chief Compliance Officer immediately upon detection of (i) any material failure to manage a Fund in accordance with the Fund’s investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Subadviser’s policies, guidelines, or procedures. In addition, the Subadviser shall provide a quarterly report regarding each Fund’s compliance with the Fund’s investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and Subchapter M of the Code, and the Fund’s and the Adviser’s policies, guidelines, or procedures as applicable to the Subadviser’s obligations under this Agreement. The Subadviser acknowledges and agrees that the Adviser, in the Adviser’s discretion, may provide these quarterly compliance certifications to the Board. The Subadviser agrees to correct any said failure promptly and to take any action that the Board and/or the Adviser reasonably may request in connection with any said breach. Upon request, the Subadviser also shall provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Subadviser promptly shall notify the Trust and the Adviser in the event that: (i) the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Subadviser with the federal or state securities laws; or (ii) an actual change in control of the Subadviser resulting in an “assignment” (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

5

(b) Inspection. Upon reasonable request, the Subadviser agrees to make the Subadviser’s records and premises (including the availability of the Subadviser’s employees for interviews) -- to the extent that these records relate to the conduct of services provided to each Fund or the Subadviser’s conduct of the Subadviser’s business as an investment adviser -- reasonably available for compliance audits by the Adviser and/or the Trust’s officers, employees, accountants, or counsel; in this regard, the Trust and the Adviser acknowledge that the Subadviser shall have no obligation to make available proprietary information unrelated to the services provided by the Subadviser to the Fund or any information related to other clients of the Subadviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules, or regulations in the Subadviser’s management of the Fund.

(c) Board, Adviser and Filings Information. The Subadviser shall provide the Adviser and the Trust with any information reasonably requested regarding the Subadviser’s management of each Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Form N-CEN, Form N-PORT, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall make the Subadviser’s officers and employees available to meet with the Board and the Adviser from time to time on due notice to review the Subadviser’s investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board and the Adviser such information as may reasonably be necessary in order for the Board and the Adviser to evaluate this Agreement or any proposed amendments thereto.

6

(d) Transaction Information. The Subadviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be necessary to enable the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents to perform such compliance testing on each Fund and the Subadviser’s services as the Adviser and the Trust, in the Adviser’s or the Trust’s respective sole discretion, may determine to be appropriate. The provision of said information by the Subadviser to the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents in no way relieves the Subadviser of the Subadviser’s own responsibilities under this Agreement.

Brokerage.

(a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Subadviser nor any of the Subadviser’s directors, officers, or employees shall act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b) Placement of Orders. The Subadviser shall arrange for the placing of all orders for the purchase and sale of securities for each Fund’s account with brokers or dealers selected by the Subadviser. In the selection of these brokers or dealers and the placing of these orders, the Subadviser is directed at all times to seek for each Fund the most-favorable execution and net price available under the circumstances. The Subadviser will execute transactions in accordance with its execution policy, a summary of which has been provided to the Adviser. The Adviser agrees that the Subadviser may execute trades outside a Trading Venue (as defined in the FCA’s rules). The Subadviser undertakes to pay out of its own funds the Fund’s pro rata share of any research or brokerage service costs incurred by the Subadviser in the performance of the services hereunder. The Subadviser confirms that no research or brokerage service costs attributable to the performance of the services hereunder shall be charged to any Fund or any other client of the Subadviser.

(c) Aggregated Transactions. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable law and regulations and may aggregate the order for securities to be sold or purchased. In said event, the Subadviser shall allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser reasonably considers to be equitable and consistent with the Subadviser’s fiduciary obligations to the Fund and to such other clients under the circumstances.

(d) Affiliated Brokers. The Subadviser or any of the Subadviser’s affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Subadviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Subadviser under this Agreement. Subject to the requirements of applicable law, including the FCA Rules, and any procedures adopted by the Board, the Subadviser or the Subadviser’s affiliates may receive brokerage commissions, fees, or other remuneration from a Fund for these services in addition to the Subadviser’s fees for services under this Agreement.

7

Custody.

Nothing in this Agreement shall permit the Subadviser to take or receive physical possession of cash, securities, or other investments of a Fund.

Allocation of Charges and Expenses.

The Subadviser shall bear the Subadviser’s own costs of providing services hereunder. Other than as herein specifically indicated, the Subadviser shall not be responsible for a Fund’s or the Adviser’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

Representations, Warranties, and Covenants.

(a) Properly Registered. The Subadviser is registered as an investment adviser under the Advisers Act, and shall remain so registered for the duration of this Agreement. The Subadviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Subadviser, there is no proceeding or investigation that reasonably is likely to result in the Subadviser being prohibited from performing the services contemplated by this Agreement. The Subadviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser to an investment company. The Subadviser is in compliance in all material respects with all applicable federal and state law in connection with the Subadviser’s investment management operations.

(b) ADV Disclosure. The Subadviser has provided the Adviser and the Trust with a complete copy of Part I of the Subadviser’s Form ADV, as most-recently filed with the Commission, and with a complete copy of Part II of the Subadviser’s Form ADV, as most-recently updated, and, promptly after filing any amendment to the Subadviser’s Form ADV with the Commission or updating Part II of the Subadviser’s Form ADV, shall furnish a complete copy of said amendments or updates to the Adviser and the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which said statements were made, not misleading.

(c) Fund Disclosure Documents. The Subadviser has reviewed, and in the future shall review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement, or sticker to any of the foregoing), and advertising and sales material relating to each Fund (collectively the “Disclosure Documents”), and represents and warrants that said Disclosure Documents contain or shall contain no untrue statement of any material fact relating to the Subadviser and the Subadviser’s affiliates, each Fund’s investment strategies and related risks, and other information supplied by Subadviser for inclusion therein, and do not and shall not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

8

(d) Use of the Name “North of South Capital LLP”. Subject to the terms set forth in Section 8 of this Agreement, the Subadviser has the right to use the name “North of South Capital LLP” in connection with the Subadviser’s services to the Trust, and the Trust shall have the right to use the name “North of South Capital LLP” in connection with the management and operation of each Fund until this Agreement is terminated as set forth herein. The Subadviser is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Subadviser or the Trust to use the name “North of South Capital LLP”.

(e) Insurance. The Subadviser maintains errors and omissions insurance coverage what it believes, acting in good faith and in a commercially reasonable manner, to be an appropriate amount and shall provide prior written notice to the Trust and the Adviser: (i) of any material changes in the Subadviser’s insurance policies or insurance coverage; or (ii) if any material claims will be made on the Subadviser’s insurance policies which might reasonably be expected to materially adversely affect the performance of services by the Subadviser hereunder. Furthermore, the Subadviser, upon reasonable request, shall provide the Trust and the Adviser with any information that the Trust and the Adviser reasonably may require concerning the amount of or scope of said insurance.

(f) No Detrimental Agreement. The Subadviser represents and warrants that the subadviser has no arrangement or understanding with any party, other than the Adviser and the Trust, that would influence the decision of the Subadviser with respect to the Subadviser’s selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g) Conflicts. The Subadviser shall act honestly, in good faith, and in the best interests of the Trust, including requiring any of the Subadviser’s personnel with knowledge of Fund activities to place the interest of each Fund first, ahead of said personnel’s own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with the Subadviser’s fiduciary duties under applicable law.

(h) Compliance Program of the Subadviser. The Subadviser represents and warrants that: (a) in accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented and shall maintain written policies and procedures reasonably designed to prevent violation by the Subadviser and the Subadviser’s supervised persons (as this term is defined in the Advisers Act) of the Advisers Act and the rules that the Commission has adopted under the Advisers Act; and (b) to the extent that the Subadviser’s activities or services reasonably could be expected materially to affect a Fund, the Subadviser has adopted and implemented and shall maintain written policies and procedures that the Trust’s chief compliance officer determines are reasonably designed to prevent violation of the “federal securities laws” (as this term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Subadviser (the policies and procedures referred to in this Section 7(h) are referred to herein as the Subadviser’s “Compliance Program”).

9

(i) Tax. The Subadviser shall use all reasonable efforts to not engage in investments and transactions in such a way to cause any Fund (or any investor in any Fund) to be subject to tax on a net income basis or considered to be engaged in a trade or business, in any jurisdiction in which it performs its duties under this Agreement. For the avoidance of doubt, the Subadviser shall use all reasonable efforts to operate in a way which satisfies the conditions of the “investment manager exemption” as set out in Chapter 1 of Part 14 of the Income Tax Act 2007 (in relation to income tax) and/or Chapter 2 of Part 24 of the Corporation Tax Act 2010 (in relation to corporation tax) of the United Kingdom.

(j) Investment Manager Exemption. The Subadviser represents, warrants and undertakes that:

it will at all times be carrying on a business of providing investment management services and all investment transactions carried out pursuant to this Agreement will be carried out by it in the ordinary course of its investment management business;

the investment management services provided by it pursuant to this Agreement (or to any person connected with the Funds (or any investor in the Funds) for United Kingdom tax purposes) will at no time represent more than 70% of its investment management business in terms of fees or any other measure (the “70% Test”);

neither it nor any person who is connected with it for United Kingdom tax purposes will directly or indirectly have a beneficial entitlement to more than 20% of the profits of any Fund for any relevant accounting period (provided however that for this purpose the management fees and performance fees received by it pursuant to this Agreement can be disregarded if and to the extent that the fees so received do not exceed the amount that would be paid between independent parties acting at arm’s length);

the amount of the management fees and performance fees received by it pursuant to this Agreement in respect of each accounting period will not be less than the amount that would be paid between independent parties acting at arm’s length;

any transaction constituting an acquisition or disposal of investments which is made on behalf of any Fund in the United Kingdom will be carried out on behalf of any Fund by a broker-dealer who satisfies the following conditions: (i) that at the time of the transaction, the broker-dealer is carrying on the business of a broker-dealer; (ii) that the transaction is carried out in the ordinary course of that business; (iii) that the remuneration which the broker-dealer receives in respect of the transaction for the provision of the brokerage services is not less than is customary for that class of business; and (iv) that the broker-dealer does not otherwise fall to be treated as either (A) a “permanent establishment” of the Fund for the purposes of United Kingdom corporation tax in relation to any other transaction carried out in the same accounting period of the relevant Fund as a transaction in question; or (B) a “United Kingdom representative” of such Fund for the purposes of United Kingdom income tax or capital gains tax in relation to any other amounts which are chargeable to either of these taxes in the same tax year as the income arising from the transaction in question.

10

(k) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date that this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a) of this Agreement, whether or not specifically referenced in said report.

8. Use of Names.

(a) The Name “Pacific Capital Partners Limited”. The Adviser grants to the Subadviser a sub-license to use the name “Pacific Capital Partners Limited” (the “Adviser Name”). The foregoing authorization by the Adviser to the Subadviser to use the Adviser Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Adviser Name; the Subadviser acknowledges and agrees that, as between the Subadviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Adviser Name. The Subadviser shall use the Adviser Name only in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Subadviser nor any affiliate or agent of the Subadviser shall make reference to or use the Adviser Name or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed; provided, that the Subadviser is authorized to disclose the Adviser Name and the Adviser’s and each Fund’s identities as clients of the Subadviser in any representative client list prepared by the Subadviser for use in marketing materials. The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement. The Adviser has obtained all licenses and permissions necessary for the Subadviser to use any index data provided to the Subadviser by the Adviser or Adviser’s agent under this Agreement and the Subadviser is not required to obtain any said licenses or permissions itself.

The Trust grants to the Subadviser a sub-license to use a Fund’s name or the Funds’ names (collectively, a “Fund Name”). The foregoing authorization by the Trust to the Subadviser to use a Fund Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, a Fund Name. The Subadviser shall use a Fund Name only in a manner consistent with uses approved by the Trust. The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement.

(b) The Name “North of South Capital LLP”. The Subadviser grants to the Adviser and Trust a sub-license to use the name “North of South Capital LLP” (the “Subadviser Name”) in connection with the Funds. The foregoing authorization by the Subadviser to the Adviser to use the Subadviser Name is not exclusive of the right of the Subadviser itself to use, or to authorize others to use, the Subadviser Name; the Adviser acknowledges and agrees that, as between the Adviser and the Subadviser, the Subadviser has the right to use, or authorize others to use, the Subadviser Name. The Adviser shall use the Subadviser Name only in a manner consistent with uses approved by the Subadviser. Notwithstanding the foregoing, neither the Adviser nor any affiliate or agent of the Adviser shall make reference to or use the Subadviser Name or any of the Subadviser’s respective affiliates or clients names without the prior approval of the Subadviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Trust and any affiliate or agent of the Adviser to satisfy the foregoing obligation. The sub-license granted herein in regard to a Fund shall terminate in the event that the Subadviser no longer is a subadviser to the Fund.

11

9. Subadviser’s Compensation.

The Adviser shall pay to the Subadviser, as compensation for the Subadviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Said fee shall be computed daily and paid not less than monthly in arrears by the Adviser. A Fund shall have no responsibility for any fee payable to the Subadviser. Any fee is calculated exclusive of any value-added-tax or other sales tax calculated thereon (if any), which tax(es), if any, shall not be paid by any Fund.

The Subadviser shall be compensated based on the portion of Fund Assets allocated to the Subadviser by the Adviser. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in said month.

10. Independent Contractor.

In the performance of the Subadviser’s duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust, or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust, or the Adviser. If any occasion should arise in which the Subadviser gives any advice to the Subadviser’s clients concerning the shares of a Fund, the Subadviser shall act solely as investment counsel for said clients and not in any way on behalf of the Fund.

11. Assignment and Amendments.

This Agreement automatically shall terminate, without the payment of any penalty, either: (i) in the event of the Agreement’s “assignment” (as that term is defined in Section 2(a)(4) of the 1940 Act); or (ii) in the event of the termination of the Management Agreement; provided, that said termination shall not relieve the Trust, the Adviser or the Subadviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

12

12. Duration and Termination.

(a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(a)(iv) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(i) The Trust may cause this Agreement to terminate either (i) by vote of the Trust’s Board or (ii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(ii) The Adviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser and the Trust; or

(iii) The Subadviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Adviser and the Trust; or

(iv) This Agreement automatically shall terminate with respect to a Fund two (2) years from the Effective Date specified for that Fund on Schedule A hereto unless the Agreement’s renewal specifically is approved at least annually thereafter by: (i) a majority vote of the Trustees, including a majority vote of said Trustees who are not interested persons of the Trust, the Adviser, or the Subadviser, at a meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that, if the continuance of this Agreement is submitted to the shareholders of the Fund for the shareholders’ approval and said shareholders fail to approve said continuance of this Agreement as provided herein, then the Subadviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(b) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

(c) In the event of termination of this Agreement for any reason, the Subadviser, immediately upon notice of termination or on such later date as may be specified in said notice, shall cease all activity on behalf of a Fund and with respect to any of the Fund’s Assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Subadviser under applicable law. In addition, the Subadviser shall deliver the Fund’s Books and Records to the Adviser and the Trust by such means and in accordance with such schedule as the Adviser and the Trust, respectively, shall direct and otherwise shall cooperate, as reasonably directed by the Adviser and the Trust, in the transition of portfolio asset management to any successor of the Subadviser, including the Adviser.

13

13. Certain Definitions.

For the purposes of this Agreement:

(a) “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b) “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14. Standard of Care; Liability of the Subadviser.

(a) In the absence of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or obligations hereunder, or the reckless disregard of its duties or obligations hereunder, neither the Subadviser nor its directors, officers, or employees shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its shareholders in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption, or sale of any security or other investment by the Trust, except:

(i) The Subadviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in a Fund’s Disclosure Documents relating to the Subadviser and the Subadviser’s affiliates, the Fund’s investment strategies and related risks, and other information supplied by the Subadviser for inclusion therein.

(ii) The Subadviser shall be liable to a Fund and the Adviser for any loss (including transaction costs) incurred by the Fund as a result of any trade error or investment made by the Subadviser in contravention of: (i) any investment policy, guideline, or restriction set forth in the Registration Statement or as approved in writing by the Board from time to time and provided in writing to the Subadviser; or (ii) applicable law, including, but not limited to, the 1940 Act and the Code (including, but not limited to, the Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code).

15. Confidentiality.

(a) From time to time, a party may disclose, exchange, or make available, the party’s “Confidential Information” (as that term is defined below) to the other parties. For purposes of this Agreement, “Confidential Information” shall mean any information, data, or materials pertaining to a party’s (“Discloser”) or the party’s affiliates’ or subsidiaries’ business, financial, or internal plans or affairs, regardless of form of communication (whether oral, in hard copy, electronic, or any other medium whatsoever), and whether furnished before, on, or after the date of this Agreement, that is not currently available to the general public, and for which the owning party derives actual or potential value from said unavailability.

14

(b) Confidential Information shall NOT include: (a) any information that is or becomes generally available to the public through no breach of this Agreement by recipient (“Recipient”); (b) any information that is disclosed to Recipient on a non-confidential basis by a third party who, to Recipient’s knowledge after due inquiry, has legitimate possession thereof and the unrestricted right to make this disclosure; and (c) any information developed by Recipient independently of, and without reference to, any Confidential Information disclosed by Discloser to Recipient.

(c) Recipient acknowledges that any Confidential Information provided by Discloser shall be used by Recipient solely for purposes related to the Agreement, and, except as provided in a subsequent written agreement between the parties, the provision of Confidential Information shall not be construed as creating any express or implied license to develop or otherwise use the Confidential Information in any manner. Recipient agrees: (a) to take reasonable steps to safeguard the Confidential Information from theft, piracy, or unauthorized access, and to hold the Confidential Information in strict confidence and secrecy using at least the same level of care and protection against disclosure as Recipient uses in protecting Recipient’s own confidential and proprietary information; (b) not to use the Confidential Information for any purpose other than those purposes related to this Agreement; (c) not to reveal or disclose the Confidential Information to any individual, firm, or entity without the prior written consent of Discloser, other than as set forth in (e) below; (d) to inform third-party recipients of the confidential nature of the Confidential Information; and (e) to disclose Confidential Information to Recipient’s officers, directors, representatives, agents, or employees only on a “need-to-know” basis and to inform these individuals of their obligations under this Agreement, taking such steps as may be reasonable in the circumstances, or as may be reasonably requested by Discloser, to prevent any unauthorized disclosure, copying, or use of the Confidential Information. Neither Discloser nor any of Discloser’s officers, directors, employees, or controlling persons make any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and Recipient agrees that none of these persons shall have any liability to Recipient or any of Recipient’s representatives and agents relating to or arising from the use of any Confidential Information or for any errors therein or omissions therefrom.

(d) Recipient acknowledges that any Confidential Information provided pursuant to this Agreement constitutes unique, valuable, and special business of Discloser. Recipient agrees that a violation of any material provision of this Agreement may cause Discloser irreparable injury for which Discloser would have no adequate remedy at law, and agrees that Discloser may be entitled to seek immediate injunctive relief prohibiting said violation, without bond, in addition to any other rights and remedies available to Discloser.

(e) Neither party shall be liable for disclosure of Confidential Information made to any court of proper jurisdiction, regulatory, self-regulatory, governmental agency or examining authority having jurisdiction over either party and pursuant to subpoena, court order, or other legal process or as otherwise required by law or regulation. Recipient shall provide the Discloser with prompt written notice of said request or requirement for disclosure, unless prevented by applicable law or regulation. If requested, Recipient shall reasonably cooperate at Discloser’s expense in defending against any said court or administrative order.

15

(f) It is understood and agreed that regulators having jurisdiction over any of the parties shall have unrestricted access to all books, records, files, and other materials in a party’s possession, including the Confidential Information, and disclosure of the Confidential Information to these persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Discloser.

16. Enforceability.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective, as to said jurisdiction, to the extent of said invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17. Limitation of Liability.

The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the affected Fund shall be personally liable for any of the foregoing liabilities.

18. Change In the Adviser’s Ownership.

The Subadviser agrees that the Subadviser shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Subadviser within a reasonable time prior to said change being effected.

19. Jurisdiction.

This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, and the Subadviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

20. Paragraph Headings.

The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement, and shall not affect this Agreement’s construction.

21. Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16

22. Notices.

Except as otherwise specifically provided herein, all communications under this Agreement must be in writing and shall be deemed duly given and received when delivered personally, when sent by e-mail transmission (when actually received by the intended recipient), or three days after being deposited for next-day delivery with an internationally-recognized overnight international delivery service, properly addressed to the party to receive said notice at the party’s address specified herein, or at any other address that any party may designate by notice to the others.

Subadviser:

North of South Capital LLP

16 Kinnerton Place South

London

SW1X 8EH

United Kingdom

Arnoud van Leeuwen: Arnoud@northofsouth.com

Adviser:

Pacific Capital Partners Limited

74 Wigmore Street

London W1U 2SQ

United Kingdom

James Davidson: jdavidson@pacificam.co.uk

Trust:

The 2023 ETF Series Trust

ATTN: Eric Falkeis

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204

Telephone: (262) 267-4589

Email: efalkeis@tidalfg.com

To the extent that the Subadviser is required to deliver any reports or financial information related to the Assets and/or the services provided by the Subadviser hereunder, the Adviser and the Fund consent to electronic delivery of all said items. The Adviser and/or the Fund may revoke this consent at any time and request that all said items be sent in hard copy.

17

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

PACIFIC CAPITAL PARTNERS LIMITED

By:
Name:
Title:

NORTH OF SOUTH CAPITAL LLP

By:
Name:
Title

ACKNOWLEDGED & ACCEPTED BY:

THE 2023 ETF SERIES TRUST

By:
Name:
Title: [OFFICER TITLE]

18

SCHEDULE A

to the

SUBADVISORY AGREEMENT

dated [-], 2026, between

PACIFIC CAPITAL PARTNERS LIMITED

and

NORTH OF SOUTH CAPTAL LLP

The Adviser shall pay to the Subadviser as compensation for the Subadviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund as may be allocated by the Adviser to the Subadviser from time to time in accordance with the following fee schedule:

Fund	Rate	Effective Date
Pacific NoS Global EM Equity Active ETF	50% of the net revenue retained by the Adviser from its unitary fee	[-], 2026

B-1

EXHIBIT C

Form of Investment Sub-Advisory Agreement – Tidal Investments LLC

DELEGATED SERVICES

SUB-ADVISORY AGREEMENT

This Delegated Services Sub-Advisory Agreement (the “Agreement”) is made as of [-], 2026 by and between Pacific Capital Partners Limited, a limited company organized under the laws of England and Wales, with its principal place of business at 74 Wigmore Street, London, W1U 2SQ, UK (the “Adviser”), and Tidal Investments LLC, a Delaware limited liability company, with its principal place of business at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204 (the “Sub-Adviser”), with respect to the series of The 2023 ETF Series Trust (the “Trust”) identified on Schedule A to this Agreement, as may be amended from time to time (each, a “Fund,” and collectively, the “Funds”).

BACKGROUND

A. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment advisory services.

B. The Adviser has entered into an Investment Advisory Agreement dated as of [-], 2026, as amended, (the “Investment Advisory Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of the Funds.

C. The Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services.

D. The Investment Advisory Agreement contemplates that the Adviser may appoint one or more sub-advisers to perform some or all of the services for which the Adviser is responsible.

E. The Adviser and the Sub-Adviser previously entered into a delegated services sub-advisory agreement dated December 26, 2025, which terminated automatically upon its assignment.

F. Subject to the terms of this Agreement, the Sub-Adviser is willing to continue to furnish such services to the Adviser and each Fund.

TERMS

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1. Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Fund (or each portion of a Fund’s assets allocated to the Sub-Adviser by the Adviser), subject to the supervision and oversight of the Adviser and the Board of Trustees of the Trust (the “Board”), and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Sub-Advisory Services. The Sub-Adviser shall be primarily responsible, at the direction of the Adviser, for portfolio management and managing each Fund’s daily creation and redemption and portfolio rebalancing processes, as needed. Portfolio management duties shall include, but not be limited to, in consultation with the Adviser, performing daily monitoring of: (i) Fund positions and variances from the most recently received portfolio disposition and creation unit basket instructions from the Adviser or its delegate, (ii) portfolio positioning with investment guidelines and alignment with the Fund’s target strategy, (iii) adherence to cash and holdings reconciliations and related trading of cash positions, and (iv) overall portfolio risk management with respect to daily portfolio disposition and acquisition activities. The Sub-Adviser shall also implement trading decisions for each Fund in accordance with instructions provided by the Adviser or its delegate in writing pursuant to mutually agreed upon notification protocols. In the event the Sub-Adviser requires clarification on a particular Adviser or its delegate instruction (e.g., due to a potential regulatory or compliance issue), the Sub-Adviser will seek guidance from the Adviser or its delegate prior to executing any transaction in question. The Sub-Adviser shall also assist in liquidity and valuation determinations for portfolio assets where reasonably requested by the Adviser or its delegate.

The Adviser hereby grants the Sub-Adviser the authority to exercise full trading authority (subject to the Adviser’s instructions and oversight) for each Fund with respect to creation unit, redemption and rebalancing processes, including corresponding with the Authorized Participants, and implementing activities necessary or incidental thereto, such as purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. In particular, the Sub-Adviser shall have the authority to select broker-dealers to effect trade executions in its sole discretion (subject to its best obligations as stated in Section 7). The Sub-Adviser may consider input from the Adviser regarding broker selection or trading strategies; while retaining discretion over such decisions to act in a manner consistent with its best execution obligations.

The Sub-Adviser acknowledges that the Board retains ultimate authority over the Funds and may take any and all actions necessary and reasonable to protect the interests of the Funds’ shareholders.

3

3.	Representations of the Sub-Adviser.

3.1.	The Sub-Adviser has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

3.2.	The Sub-Adviser is registered as an investment adviser under the Advisers Act and has provided its current Form ADV, including the firm brochure and applicable brochure supplements to the Adviser.

3.3.	The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Adviser and the Trust (i) of any material changes in its insurance policies or insurance coverage or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall upon reasonable request provide the Adviser and the Trust with any information they may reasonably require concerning the amount of or scope of such insurance.

3.4.	None of the Sub-Adviser, its affiliates, or any officer, director or employee of the Sub-Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Sub-Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Sub-Adviser will promptly notify the Adviser and the Trust upon the Sub-Adviser’s discovery of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the rules and regulations thereunder, as applicable to its provision of services under this Agreement, as well all other applicable federal and state laws, rules, and regulations, and any exchange listing requirements, as applicable to its provision of services and receipt of compensation in connection therewith described under this Agreement and to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing.

3.5.	The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents. Upon reasonable notice to and reasonable request, the Sub-Adviser shall provide the Adviser and the Trust with access to the records relating to such policies and procedures as they relate to the Funds. The Sub-Adviser will also provide, at the reasonable request of the Adviser or the Trust, periodic certifications, in a form reasonably acceptable to the Adviser or the Trust, attesting to such written policies and procedures.

3.6.	The Sub-Adviser shall implement and maintain a business continuity plan and policies and procedures reasonably designed to prevent, detect and respond to cybersecurity threats and to implement such internal controls and other safeguards as the Sub-Adviser reasonably believes are necessary to protect each Fund’s confidential information and the nonpublic personal information of Fund shareholders. The Sub-Adviser shall promptly notify the Adviser and the Trust of any material violations or breaches of such policies and procedures.

4

3.7.	The Sub-Adviser will not engage in any futures transactions, options on futures transactions or transactions in other commodity interests on behalf of a Fund prior to the Sub-Adviser becoming registered or filing a notice of exemption on behalf of the Fund with the National Futures Association (the “NFA”).

3.8.	The Sub-Adviser agrees to provide reasonable assistance with the liquidity classifications required under each Fund’s liquidity risk management program.

4.	Representations of the Adviser.

4.1.	The Adviser has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

4.2.	The Adviser is registered as an investment adviser under the Advisers Act. None of the Adviser, its affiliates, or any officer, manager, partner or employee of the Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Adviser will promptly notify the Sub-Adviser upon the Adviser’s discovery of an occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the rules and regulations thereunder, as applicable, as well all other applicable federal and state laws, rules, regulations and case law, and any exchange listing requirements, that relate to the Adviser’s services described hereunder and to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing.

4.3.	The Adviser has the authority under the Investment Advisory Agreement to appoint the Sub-Adviser.

4.4.	The Adviser further represents and warrants that it has received a copy of the Sub-Adviser’s current Form ADV.

5

4.5.	The Adviser has provided the Sub-Adviser with each Fund’s most current prospectus and statement of additional information contained in each Fund’s registration statement and the Investment Policies, as in effect from time to time. The Adviser shall promptly furnish to the Sub-Adviser copies of all material amendments or supplements to the foregoing documents.

4.6.	The Adviser or its delegate will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment in, the Fund.

4.7.	The Adviser or its delegate will timely provide the Sub-Adviser with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

4.8.	The Adviser agrees that the Sub-Adviser may rely on specific information, instructions or requests made to the Sub-Adviser by the Adviser or its delegate with respect to the management of each Fund’s assets, which are believed to be in good faith by the Sub-Adviser to be reliable.

5.	Compliance. The Adviser shall be responsible for ensuring that the instructions and guidance it provides to the Sub-Adviser comply with (a) the objectives, policies, and restrictions set forth in each Fund’s registration statement, as amended or supplemented, and with any policies, guidelines, instructions, and procedures approved by the Board, and (b) applicable federal and state laws, rules, and regulations, including those related to trades, Regulation M, and other similar requirements. The Sub-Adviser shall conduct pre-trade compliance checks in connection with the investment instructions and transactions it proposes to implement; provided, however, that the Sub-Adviser shall not be liable for any failure to identify or prevent a transaction that is inconsistent with such objectives, policies, restrictions, laws, rules, or regulations. For the avoidance of doubt, ultimate responsibility for compliance with such objectives, policies, restrictions, laws, rules, and regulations shall rest solely with the Adviser. The Sub-Adviser shall be entitled to rely on such instructions and guidance from the Adviser in performing its obligations under this Agreement.

6.	Proxy Voting.

The Sub-Adviser shall have no proxy voting authority or responsibilities with respect to the Fund’s proxy voting obligations.

7.	Brokerage. The Adviser has delegated trading authority to the Sub-Adviser and, to that end, the Sub-Adviser shall have the trading authority set forth below in this Section 7 (Brokerage) for each Fund’s entire portfolio.

7.1.	The Sub-Adviser shall arrange for the placing and execution of Fund orders for the purchase and sale of portfolio securities with members of securities exchanges, brokers, dealers, futures commission merchants, issuers, and other permissible intermediaries, and may negotiate brokerage commissions, if applicable, and other transaction terms. The Sub-Adviser shall seek to obtain “best execution” consistent with its relevant policies and procedures and its obligations under applicable laws and regulations considering all circumstances, the Sub-Adviser is authorized to place orders for the purchase and sale of portfolio securities for the Funds with such members of securities exchanges, brokers, dealers, futures commission merchants, issuers, and other permissible intermediaries as it may select from time to time. The Sub-Adviser is authorized to execute account documentation, agreements, contracts and other documents on behalf of the Funds, as the Sub-Adviser shall be requested by brokers, dealers or other intermediaries, counterparties and other persons or entities in connection with the services provided hereunder. Subject to Section 7.2 below, the Sub-Adviser is also authorized to place transactions with brokers who provide research or statistical information or analyses to the Funds, to the Sub-Adviser, or to any other client for which the Sub-Adviser provides investment advisory services. The Sub-Adviser also agrees that it will cooperate with the Trust and the Adviser to allocate brokerage transactions to brokers or dealers who provide benefits directly to the Funds; provided, however, that such allocation comports with applicable law including, without limitation, Rule 12b-1(h) under the 1940 Act. Should the Adviser elect the right to direct brokerage, the Sub-Adviser and its delegates shall not be obligated to seek best execution on such directed brokerage transactions.

6

7.2.	Notwithstanding the provisions of Section 7.1 above and subject to such policies and procedures as may be adopted by the Board and officers of the Trust or the direction of the Adviser and consistent with Section 28(e) of the 1934 Act, the Sub-Adviser is authorized to cause the Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Funds and to other funds or clients for which the Sub-Adviser exercises investment discretion.

7.3.	The Sub-Adviser is authorized to direct portfolio transactions to a broker that is an affiliated person of the Adviser, the Sub-Adviser, or the Funds in accordance with such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the 1940 Act, or other rules or guidance promulgated by the SEC. Any transaction placed with an affiliated broker must (i) be placed at best execution, and (ii) may not be a principal transaction.

7.4.	On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations and subject to its policies on trade aggregation and allocation, is authorized to aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be equitable and consistent with its fiduciary obligations to the Funds and to its other clients over time and subject to its policies on trade aggregation and allocation.

7

7.5.	Subject to Sections 3.4 and 5 (e.g., adherence to each Fund’s registration statement), the Sub-Adviser may, at the direction of the Adviser, make decisions for the Fund as to derivative instruments and foreign currency matters and make determinations as to the retention or disposition of derivative instruments, foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies, and may execute and perform the same on behalf of a Fund. The Sub-Adviser, on behalf of each Fund, is authorized to negotiate ISDA master agreements and related documents, and to open accounts and take other necessary or appropriate actions related thereto.

8.	Records/Reports.

8.1.	Recordkeeping. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Board or the Trust’s chief compliance officer (the “Chief Compliance Officer”) the information required to be supplied under this Agreement.

8.2.	The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, sub-administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Funds’ Books and Records”). The Funds’ Books and Records shall be available to the Adviser, the Board and the Chief Compliance Officer at any time upon request, shall be delivered to the Adviser upon the termination of this Agreement and shall be available without delay during any day the Adviser is open for business.

8

8.3.	Holdings Information and Pricing. The Sub-Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Adviser and the Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to notify the Adviser if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Sub-Adviser agrees to provide any pricing information of which the Sub-Adviser is aware to the Trust, the Board, the Adviser and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating each Fund’s net asset value in accordance with procedures and methods established by the Board.

8.4.	Cooperation with Agents of the Trust. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, the Chief Compliance Officer, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

8.5.	Information and Reporting. The Sub-Adviser shall provide the Adviser and the Trust, and its respective officers, with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Board or the Adviser may from time to time reasonably request.

8.6.	Notification of Breach/Compliance Reports. The Sub-Adviser shall notify the Adviser upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Sub-Adviser’s policies, guidelines or procedures. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Adviser or the Board may reasonably request in connection with any such breach. Upon request, the Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and the Trust’s disclosure controls adopted pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations adopted thereunder, and agrees to inform the Trust of any material development related to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Adviser in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust or the Adviser (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or (ii) an actual change in control of the Sub-Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

9

8.7.	Board and Filings Information. The Sub-Adviser will also provide the Adviser and the Board with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the SEC. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on reasonable notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in order for the Board to evaluate this Agreement or any proposed amendments thereto.

8.8.	Transaction Information. The Sub-Adviser shall furnish to the Adviser, the Board or a designee such information concerning portfolio transactions as may be necessary to enable the Adviser, the Board or a designated agent to perform such compliance testing on the Funds and the Sub-Adviser’s services as the Adviser may, in its sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser to the Adviser, the Board or a designated agent in no way relieves the Sub-Adviser of its own responsibilities under this Agreement.

9.	Code of Ethics. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Adviser and Trust. The Sub-Adviser shall ensure that its Access Persons (as defined in the Sub-Adviser’s Code of Ethics) comply in all material respects with the Sub-Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Adviser and the Trust with a copy of the Sub-Adviser’s current Code of Ethics, as in effect from time to time. The Sub-Adviser certifies that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser’s Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser’s Code of Ethics to the Adviser and Trust. The Sub-Adviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall notify the Adviser of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

10.	Members and Employees. Members and employees of the Sub-Adviser may be trustees, officers or employees of the Trust.

11.	Custody. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

10

12.	Compensation.

12.1.	Sub-Advisory Fee. During the term of this Agreement, the Sub-Adviser shall bear its own costs of providing services under this Agreement. The Adviser agrees to pay to the Sub-Adviser or its designated paying agent, an annual sub-advisory fee equal to the amount of the daily average net assets of each Fund shown on Schedule A attached hereto, payable on a monthly basis.

12.2.	The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement with respect to a Fund and shall be prorated as set forth below. If this Agreement is terminated with respect to a Fund prior to the end of any calendar month, the sub-advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 30 days after the date of termination.

12.3.	The Sub-Adviser shall look exclusively to the Adviser for payment of the sub-advisory fee.

13.	Non-Exclusivity. The services to be rendered by the Sub-Adviser under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby. Without limiting the foregoing, the Sub-Adviser, its members, employees and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm, entity or individual, and may render underwriting services to the Trust on behalf of a Fund or to any other investment company, corporation, association, firm, entity or individual.

14.	Liability and Standard of Care.

14.1.	The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but the Sub-Adviser and its affiliates and their respective agents, control persons, directors, officers, employees, supervised persons and access persons shall not be liable for any action taken or omitted to be taken by the Sub-Adviser in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which the Trust, a Fund or any shareholder of a Fund may have under any federal securities law or state law the applicability of which is not permitted to be contractually waived.

14.2.	The Sub-Adviser shall indemnify the Trust, each Fund, the Adviser and each of their respective affiliates, agents, control persons, directors, members of the Board, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon: (i) any material misstatement or omission of a material fact in information regarding the Sub-Adviser furnished in writing to the Adviser by the Sub-Adviser for use in a Fund’s registration statement, proxy materials or reports filed with the SEC; or (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Sub-Adviser in the performance of its duties under this Agreement (collectively, “Sub-Adviser Disabling Conduct”).

11

14.3.	Notwithstanding anything to the contrary contained herein, the Sub-Adviser, its affiliates and their respective agents, control persons, directors, partners, officers, employees, supervised persons and access persons shall not be liable to, nor shall they have any indemnity obligation to, the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to a Fund, Trust or their shareholders for: (i) any material misstatement or omission of a material fact in a Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, the information furnished to the Adviser by the Sub-Adviser specifically for use therein; (ii) any action taken or failure to act in good faith reliance upon (A) information, instructions or requests, whether oral or written, with respect to a Fund made to the Sub-Adviser by a duly authorized officer of the Adviser or the Trust; (B) the advice of counsel to the Trust; or (C) any written instruction of the Board; or (iii) acts of the Sub-Adviser which result from or are based upon acts or omissions of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser, which records are not also maintained by the Sub-Adviser; provided, however, that the limitations on the Sub-Adviser’s liability and indemnification obligations described in (i) through (iii) above shall not apply with respect to, and to the extent, any portion of liability is attributable to Sub-Adviser Disabling Conduct.

14.4.	The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results, either relative or absolute, will be achieved.

14.5.	For the avoidance of doubt, neither Fund shareholders nor the members of the Board shall be personally liable under this Agreement.

14.6.	The Adviser shall indemnify the Sub-Adviser and each of its respective affiliates, agents, control persons, directors, officers, employees and shareholders (the “Sub-Adviser Indemnified Parties”) against, and hold them harmless from, any Losses arising out of any Proceedings in so far as such Loss (or actions with respect thereto) arises out of or is based upon: (i) any material misstatement or omission of a material fact in information regarding the Adviser furnished by or on behalf of the Adviser in writing for use in a Fund’s registration statement, proxy materials or reports filed with the SEC; or (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Adviser in the performance of its duties under this Agreement (collectively, “Adviser Disabling Conduct”).

12

15.	Term/Approval/Amendments.

15.1.	This Agreement shall become effective with respect to a Fund, as of the date set forth on the Schedule A attached hereto, if approved: (i) by a vote of the Board, including a majority of those trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom), and (ii) by vote of a majority of the Fund’s outstanding securities (to the extent required under the 1940 Act). This Agreement shall continue in effect with respect to a Fund for an initial period of two years thereafter, and may be renewed annually thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board provided that in such event such renewal and continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom).

15.2.	No material amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the 1940 Act. The modification of any of the non-material terms of this Agreement may be approved by the vote, cast in person at a meeting called for such purpose (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom), of a majority of the Independent Trustees.

15.3.	In connection with such renewal or amendment, the Sub-Adviser shall furnish such information as may be reasonably necessary by the Adviser or the Board to evaluate the terms of this Agreement and any amendment thereto.

15.4.	This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of a Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event the Investment Advisory Agreement between the Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. This Agreement will also automatically terminate in the event of its assignment (as defined in the 1940 Act) unless the parties hereto, by agreement, obtain an exemption from the SEC from the provisions of the 1940 Act pertaining to the subject matter of this subsection.

13

16.	Use of the Sub-Adviser’s Name.

16.1.	The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates. The Adviser and the Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

16.2.	Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the 1940 Act or other applicable laws and regulations. If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

17.	Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Sub-Adviser agrees on behalf of itself and its directors, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Adviser and the Trust (a) all records and other information relative to each Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Adviser or the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser. Such written approval shall not be unreasonably withheld by the Adviser or the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18.	Anti-Money Laundering Compliance. The Sub-Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Sub-Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Sub-Adviser, now and in the future. The Sub-Adviser further agrees to provide to the Trust, the Trust’s administrator, sub-administrator and/or the Trust’s anti-money laundering compliance officer such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Sub-Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

14

19.	Notices. Any notice required or permitted to be given by either party to the other shall be in writing and shall be deemed to have been given (i) on the date delivered personally or by courier service, (ii) three days after being sent by registered or certified mail, postage prepaid, return receipt requested, (iii) on the date sent and confirmed received by facsimile transmission, or (iv) on the date sent by email to the other party’s email address set forth below (or such other email address as may be specified in writing by one party to the other party), provided that such email transmission is accompanied by commercially reasonable evidence of successful transmission and receipt. Notices shall be addressed to the parties at their respective addresses (or email addresses) set forth below, or to such other address(es) as may be specified in writing by one party to the other party.

Notices to Adviser shall be sent to:

Pacific Asset Management

74 Wigmore Street

London

W1U 2SQ

UK

Attn: Chief Compliance Officer

email: compliance@pacificam.co.uk

Notices to Sub-Adviser shall be sent to:

Tidal Investments, LLC

234 W. Florida Street, Suite 203

Milwaukee, WI 53204

Attn: General Counsel

email: legal@tidalfg.com

20.	Successors. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

21.	Meanings. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities;” “interested persons;” and “assignment” shall have the meaning defined in the 1940 Act or the rules promulgated thereunder; subject, however, to such exemptions as may be granted by the SEC under the 1940 Act or any interpretations of the SEC staff.

15

22.	Entire Agreement and Amendments. This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein.

23.	Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

24.	Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the state of Delaware and the Adviser and Sub-Adviser consent to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

25.	Section Headings. The headings of sections contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

26.	Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

16

IN WITNESS WHEREOF, the parties hereto have this Agreement to be executed by their duly authorized officers on the day and year first written above.

PACIFIC CAPITAL PARTNERS LIMITED

By:
Name:
Title:

TIDAL INVESTMENTS LLC

By:
Name:
Title:

17

Schedule A

to the

Sub-Advisory Agreement

by and between

Pacific Capital Partners Limited

and

Tidal Investments LLC

As of: [-], 2026

Fund Name	Effective Date of Sub-Advisory Agreement
Pacific NoS Global EM Equity Active ETF	[-], 2026

Fee rate:

Fund AUM	Full Sub-Advisory (Portfolio Implementation & Capital Markets)
$0MM - $250MM	5 bps
$250MM - $500MM	4 bps
$500MM - $1B	3 bps
Over $1B	2 bps
Minimum	$25,000

C-1

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free [-] to reach an automated touchtone voting line

CONTROL NUMBER 12345678910

SHAREHOLDER'S REGISTRATION PRINTED HERE
*****BOXES FOR TYPSETTING PURPOSES ONLY*****
THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES.

[FUND NAME INSERTED HERE]

THE 2023 ETF SERIES TRUST

The undersigned, revoking prior proxies, hereby appoints each of [Eric Falkeis] and [Aaron Perkovich] as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above named fund (the "Fund") to be held at [-] at [xx:xx a.m.] Eastern Time, or at any adjournment thereof, upon the proposals described in the Notice of Special Meeting of Shareholders and accompanying proxy statement, which have been received by the undersigned.

[FUND NAME INSERTED HERE]

PROXY CARD

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the proxy statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]